UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05120
                                                     ---------------------

                        Nuveen Municipal Value Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2009
--------------------------------------------------------------------------------

-----------------   -----------------   -----------------
NUVEEN MUNICIPAL    NUVEEN MUNICIPAL    NUVEEN MUNICIPAL
VALUE FUND, INC.    VALUE FUND 2        INCOME FUND, INC.
NUV                 NUW                 NMI

                                   (April 09)

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDERS,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Nuveen Fund Board
June 19, 2009

                                                            Nuveen Investments 3

Portfolio Managers' Comments

Nuveen Investments Municipal Closed-End Funds NUV, NUW, NMI

Portfolio managers Tom Spalding and Johnathan Wilhelm review key investment strategies and the six-month performance of NUV and NMI, and the initial investment period for NUW. With 33 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987. In February 2009, he added portfolio management responsibility for the newly introduced Nuveen Municipal Value Fund 2 (NUW). Johnathan, who came to Nuveen in 2001 with 19 years of industry experience, has served as co-portfolio manager of NMI since 2007, and assumed full portfolio management responsibility for this Fund in March 2009.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2009?

During this time, the municipal market remained under pressure from price volatility, reduced liquidity, and fundamental economic concerns. After a very difficult start to the period, market conditions began to show signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first four months of 2009. In this environment, we continued to focus on finding bonds that offered relative value while seeking to invest for the long term.

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance and secondary markets. In the new issuance market, we found bonds with better structures (such as higher coupons or longer call protection) than we had seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we were able to purchase bonds, especially lower-rated issues, at discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008.

Our focus in both Funds was on bonds issued by essential service providers, including water and sewer, utilities, local public schools, hospitals and state and local general obligation and other tax-backed bonds. During the latter part of this period, NMI took advantage of attractive prices to add bonds that have been out of favor with the market, but which we believe have good performance potential over the next few years, such as community development district and tobacco bonds. In general, we focused our purchases on bonds with longer maturities. Overall, we kept the portfolio profile of NUV and NMI--in terms of maturity, credit and sector allocations--relatively unchanged.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments

In both NUV and NMI, some of the cash for new purchases was generated by bond calls and redemptions. In NMI, we also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell selected bonds, including pre-refunded bonds(1) and utilities issues, into relatively consistent retail demand. The bonds we sold tended to have shorter maturities, as these generally were in greater demand by retail buyers.

During this period, we continued to use inverse floating rate securities(2) in both NUV and NMI. We employed inverse floaters for a variety of reasons, including duration(3) management and income enhancement. NMI also invested in additional types of derivatives(4) intended to help manage its duration and net asset value (NAV) volatility without having a negative impact on its income stream or dividends over the short term. As of April 30, 2009, the inverse floaters remained in place in both Funds, while we had removed the derivative positions from NMI.

In February 2009, we introduced the Nuveen Municipal Value Fund 2 (NUW), which--like NUV--was established as an unleveraged Fund that invests in a diversified portfolio of tax-exempt municipal obligations. During the period between the Fund's inception and April 30, 2009, we focused on the successful completion of the Fund's initial investment phase. By the period end, NUW was fully invested and had met and/or exceeded all of its targeted objectives in terms of individual credit quality, diversification, and yield expectations. Our purchases during the investment phase primarily focused on bonds that we believed would achieve the portfolio's objective of providing attractive monthly income exempt from federal taxes, including the alternative minimum tax (AMT), and attractive after-tax total returns over the long term. This included bonds that offered longer maturities, good call protection, and diversification in terms of credit quality and sector, such as general and limited tax obligations, health care, transportation, utilities, and other essential services bonds.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON NET ASSET VALUE*
FOR PERIODS ENDED 4/30/09

                                                        SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------------------------
NUV                                                          6.69%   -3.61%    3.18%     3.96%
NUW**                                                        3.59%     N/A      N/A       N/A
NMI                                                          7.74%   -2.38%    3.48%     3.39%

Lipper General and Insured Unleveraged Municipal Debt
Funds Average(5)                                             6.51%   -1.84%    3.17%     3.77%

Barclays Capital Municipal Bond Index(6)                     8.20%    3.11%    4.11%     4.78%

S&P National Municipal Bond Index(7)                         7.73%    1.14%    3.84%     4.61%
----------------------------------------------------------------------------------------------

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

** NUW's cumulative return represents the period from its inception on February 25, 2009, through April 30, 2009.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(3) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(4) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

(5) The Lipper General and Insured Unleveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-months, 8 funds; one-year, 8 funds; five-year, 7 funds; and ten-year, 7 funds. Fund and Lipper returns assume reinvestment of dividends.

(6) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unlever-aged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(7) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the U.S. municipal bond market.

                                                            Nuveen Investments 5

For the six months ended April 30, 2009, the cumulative returns on net asset value (NAV) for NUV and NMI outperformed the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average. The six-month return for NMI slightly exceeded the return on the Standard & Poor's (S&P) National Municipal Bond Index, while NUV lagged this return. Both Funds underperformed the Barclays Capital Municipal Bond Index for this period. As noted previously, NUW's return represents just the two-month period between its inception and April 30, 2009.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit and sector allocations and individual security selection.

Over this period, the municipal bond yield curve remained steep with longer-term yields significantly higher than shorter-term yields. Bonds in the Barclays Capital Municipal Bond Index maturing in ten years or more, especially bonds with maturities of approximately 15 years and 22 years and longer benefited the most from this interest rate environment. Both NUM and NMI had good exposure to the longer parts of the yield curve, which benefited their performances during this period.

As mentioned earlier, NUV and NMI continued to use inverse floating rate securities. During this six-month period these instruments generally had a positive impact on the Funds' performances, while also helping to support their income streams. In addition, NMI, which had a duration that was shorter than our strategic target, used derivative positions during part of this period to synthetically extend its duration closer to the target. These derivative positions, which boosted the Fund's interest rate sensitivity, performed well and made a positive contribution to NMI's total return performance.

Credit quality exposure was also an important positive factor, although its impact was offset to a certain degree by other factors, such as duration and yield curve positioning, sector allocation, and security selection. During the six-month period, investors put a priority on higher quality investments. As a result, bonds with higher credit quality typically performed very well and bonds rated BBB or below and non-rated bonds generally posted poorer returns.

Sectors of the municipal bond market that generally contributed positively to the Funds' returns during this period included housing, water and sewer and education. Holdings in the transportation and utilities sectors were also helpful. Overall, general obligation bonds tended to outperform the general municipal market, while health care bonds, which had underperformed for some time, reversed course and generally performed in line with the market over the past six months.

6 Nuveen Investments

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) and resource recovery bonds. Zero coupon bonds did poorly, and pre-refunded bonds, which had been the top-performing segment of the municipal market for some time, also underperformed. Although backed by U.S. Treasuries, the shorter effective maturities of pre-refunded bonds hurt their performances during this period. Lower-rated bonds backed by the 1998 master tobacco settlement agreement, also performed poorly.

NUV's returns also were negatively impacted by its holdings of Ambac-insured bonds issued for the Las Vegas monorail project, which links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remain on hold.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this reporting period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of these Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

                                                            Nuveen Investments 7

Dividend and Share Price Information

During the six-month period ended April 30, 2009, NMI had one monthly dividend increase, while the dividend of NUV remained stable throughout the period. On April 1, 2009, NUW, which was introduced in February 2009, declared its initial monthly dividend distribution of $0.0750 per share, payable on May 1, 2009.

Due to normal portfolio activity, common shareholders of NUV received an ordinary income distribution of $0.0020 per share at the end of December 2008.

The Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NUV and NMI had positive UNII balances, while NUW had a negative UNII balance for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, for NUV and NMI under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, NUV and NMI have not repurchased any of their outstanding common shares. As noted previously, NUW commenced operations on February 25, 2009.

As of April 30, 2009, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying table:

                                                      4/30/09         SIX-MONTH
                                           +PREMIUM/-DISCOUNT   AVERAGE PREMIUM
--------------------------------------------------------------------------------
NUV                                                     +2.69%             2.97%
NUW                                                     -0.27%             3.63%
NMI                                                     +4.93%             3.72%
--------------------------------------------------------------------------------

8 Nuveen Investments

NUV Performance OVERVIEW | Nuveen Municipal Value Fund, Inc.
as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           28%
A                                                                            15%
BBB                                                                          11%
BB or Lower                                                                   6%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Share(3)

                                  [BAR CHART]

May                                                                 $      0.039
Jun                                                                        0.039
Jul                                                                        0.039
Aug                                                                        0.039
Sep                                                                        0.039
Oct                                                                        0.039
Nov                                                                        0.039
Dec                                                                        0.039
Jan                                                                        0.039
Feb                                                                        0.039
Mar                                                                        0.039
Apr                                                                        0.039

Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                             $      10.04
                                                                              10
                                                                           10.21
                                                                           10.21
                                                                           10.13
                                                                           10.05
                                                                           10.05
                                                                            9.89
                                                                            9.56
                                                                          9.5606
                                                                            9.61
                                                                            9.67
                                                                            9.77
                                                                            9.64
                                                                            9.79
                                                                            9.92
                                                                           9.832
                                                                            9.59
                                                                             9.7
                                                                            9.82
                                                                            9.78
                                                                            9.52
                                                                             9.2
                                                                            9.11
                                                                             8.2
                                                                            8.65
                                                                            8.84
                                                                            8.65
                                                                            9.07
                                                                            8.62
                                                                             8.1
                                                                            8.37
                                                                            8.43
                                                                             7.9
                                                                            8.76
                                                                            8.64
                                                                             9.1
                                                                            9.43
                                                                            9.39
                                                                             9.4
                                                                            9.45
                                                                            9.46
                                                                            9.31
                                                                            8.64
                                                                            9.09
                                                                          8.8001
                                                                          9.0984
                                                                            8.87
                                                                           8.914
                                                                            9.03
                                                                            9.25
                                                                            9.07
                                                                            9.33
4/30/09                                                                     9.17

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                         $      9.17
--------------------------------------------------------------------------------
Net Asset Value                                                     $      8.93
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.69%
--------------------------------------------------------------------------------
Market Yield                                                               5.10%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.08%
--------------------------------------------------------------------------------
Net Assets ($000)                                                   $ 1,753,554
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.10
--------------------------------------------------------------------------------
Modified Duration                                                          8.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month Cumulative                                      8.91%              6.69%
--------------------------------------------------------------------------------
1-Year                                                 -3.22%             -3.61%
--------------------------------------------------------------------------------
5-Year                                                  6.12%              3.18%
--------------------------------------------------------------------------------
10-Year                                                 5.11%              3.96%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   12.9%
--------------------------------------------------------------------------------
California                                                                 12.7%
--------------------------------------------------------------------------------
New York                                                                    8.1%
--------------------------------------------------------------------------------
Texas                                                                       7.4%
--------------------------------------------------------------------------------
New Jersey                                                                  5.6%
--------------------------------------------------------------------------------
Massachusetts                                                               4.6%
--------------------------------------------------------------------------------
Colorado                                                                    4.1%
--------------------------------------------------------------------------------
Washington                                                                  3.8%
--------------------------------------------------------------------------------
Florida                                                                     3.7%
--------------------------------------------------------------------------------
Michigan                                                                    3.6%
--------------------------------------------------------------------------------
Missouri                                                                    3.0%
--------------------------------------------------------------------------------
South Carolina                                                              2.9%
--------------------------------------------------------------------------------
Louisiana                                                                   2.4%
--------------------------------------------------------------------------------
Puerto Rico                                                                 2.2%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.2%
--------------------------------------------------------------------------------
Ohio                                                                        2.0%
--------------------------------------------------------------------------------
Other                                                                      18.8%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.0%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
Transportation                                                             11.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.7%
--------------------------------------------------------------------------------
Utilities                                                                   7.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.4%
--------------------------------------------------------------------------------
Other                                                                      11.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0020 per share.

                                                            Nuveen Investments 9

NUW Performance OVERVIEW | Nuveen Municipal Value Fund 2
as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                         $     14.73
--------------------------------------------------------------------------------
Net Asset Value                                                     $     14.77
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.27%
--------------------------------------------------------------------------------
Market Yield                                                               6.11%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.49%
--------------------------------------------------------------------------------
Net Assets ($000)                                                   $   186,171
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          25.77
--------------------------------------------------------------------------------
Modified Duration                                                          9.37
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 2/25/09)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
Since Inception                                        -1.30%              3.59%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Florida                                                                    16.8%
--------------------------------------------------------------------------------
Illinois                                                                   12.6%
--------------------------------------------------------------------------------
California                                                                 10.5%
--------------------------------------------------------------------------------
Wisconsin                                                                   9.6%
--------------------------------------------------------------------------------
Louisiana                                                                   7.4%
--------------------------------------------------------------------------------
Texas                                                                       6.2%
--------------------------------------------------------------------------------
Ohio                                                                        6.1%
--------------------------------------------------------------------------------
Indiana                                                                     5.7%
--------------------------------------------------------------------------------
Nevada                                                                      3.3%
--------------------------------------------------------------------------------
Arizona                                                                     3.2%
--------------------------------------------------------------------------------
Other                                                                      18.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     30.1%
--------------------------------------------------------------------------------
Health Care                                                                25.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.2%
--------------------------------------------------------------------------------
Transportation                                                              9.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.5%
--------------------------------------------------------------------------------
Other                                                                      12.4%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   24%
AA                                                                           17%
A                                                                            34%
BBB                                                                          23%
N/R                                                                           2%

2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

Apr                                                                 $      0.075

Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

2/27/09                                                             $         15
                                                                           15.03
                                                                           15.15
                                                                              15
                                                                           15.02
                                                                              15
                                                                           15.08
                                                                           14.87
                                                                         14.7614
4/30/09                                                                    14.73

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

10 Nuveen Investments

NMI Performance OVERVIEW | Nuveen Municipal Income Fund, Inc.
as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   30%
AA                                                                           15%
A                                                                            14%
BBB                                                                          27%
BB or Lower                                                                   5%
N/R                                                                           9%

2008-2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

May                                                                 $      0.042
Jun                                                                        0.042
Jul                                                                        0.042
Aug                                                                        0.042
Sep                                                                        0.042
Oct                                                                        0.042
Nov                                                                        0.042
Dec                                                                        0.042
Jan                                                                        0.042
Feb                                                                        0.042
Mar                                                                       0.0445
Apr                                                                       0.0445

Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                             $      10.59
                                                                           10.66
                                                                           10.76
                                                                           10.62
                                                                           10.82
                                                                           10.88
                                                                           10.67
                                                                           10.39
                                                                           10.42
                                                                            10.5
                                                                            10.6
                                                                           10.59
                                                                           10.25
                                                                           10.28
                                                                           10.37
                                                                           10.21
                                                                           10.34
                                                                           10.34
                                                                           10.49
                                                                           10.55
                                                                           10.33
                                                                           10.33
                                                                            9.61
                                                                            9.86
                                                                            8.45
                                                                             9.1
                                                                            9.91
                                                                            9.89
                                                                              10
                                                                            9.97
                                                                            9.29
                                                                            9.46
                                                                             9.7
                                                                            8.66
                                                                            9.06
                                                                             9.2
                                                                            9.74
                                                                           10.16
                                                                            9.89
                                                                            9.67
                                                                              10
                                                                           10.15
                                                                           10.03
                                                                            9.33
                                                                          9.9299
                                                                           9.594
                                                                           10.03
                                                                            9.69
                                                                            9.81
                                                                            9.84
                                                                            9.98
                                                                           10.08
                                                                            9.98
4/30/09                                                                    10.21

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                         $     10.21
--------------------------------------------------------------------------------
Net Asset Value                                                     $      9.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.93%
--------------------------------------------------------------------------------
Market Yield                                                               5.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.26%
--------------------------------------------------------------------------------
Net Assets ($000)                                                   $    79,349
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.71
--------------------------------------------------------------------------------
Modified Duration                                                          8.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month Cumulative                                     6.05%               7.74%
--------------------------------------------------------------------------------
1-Year                                                 2.41%              -2.38%
--------------------------------------------------------------------------------
5-Year                                                 6.15%               3.48%
--------------------------------------------------------------------------------
10-Year                                                3.93%               3.39%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 17.0%
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
Illinois                                                                    9.5%
--------------------------------------------------------------------------------
South Carolina                                                              6.5%
--------------------------------------------------------------------------------
Colorado                                                                    6.2%
--------------------------------------------------------------------------------
New York                                                                    6.0%
--------------------------------------------------------------------------------
Missouri                                                                    4.3%
--------------------------------------------------------------------------------
Tennessee                                                                   3.6%
--------------------------------------------------------------------------------
Ohio                                                                        3.6%
--------------------------------------------------------------------------------
Michigan                                                                    3.4%
--------------------------------------------------------------------------------
Indiana                                                                     3.3%
--------------------------------------------------------------------------------
Virgin Islands                                                              3.0%
--------------------------------------------------------------------------------
Virginia                                                                    3.0%
--------------------------------------------------------------------------------
Florida                                                                     2.6%
--------------------------------------------------------------------------------
Other                                                                      18.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                22.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.9%
--------------------------------------------------------------------------------
Utilities                                                                  14.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.4%
--------------------------------------------------------------------------------
Materials                                                                   5.0%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 11

NUV | Nuveen Municipal Value Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 0.3%
$        5,000   Courtland Industrial Development Board, Alabama, Solid Waste    11/09 at 101.00            Baa3   $      4,006,550
                    Disposal Revenue Bonds, Champion International Paper
                    Corporation, Series 1999A, 6.700%, 11/01/29 (Alternative
                    Minimum Tax)
         1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,         6/11 at 101.00          A2 (4)          1,929,498
                    Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
         6,750   Total Alabama                                                                                            5,936,048
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.5%
         3,335   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00              AA          3,313,089
                    Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured
         3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,       9/13 at 100.00          AA (4)          3,422,610
                    5.000%, 9/01/23 (Pre-refunded 9/01/13) - FGIC Insured
         1,840   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/10 at 100.00             AAA          1,903,480
                    Settlement Asset-Backed Bonds, Series 2000, 6.200%,
                    6/01/22 (Pre-refunded 6/01/10)
------------------------------------------------------------------------------------------------------------------------------------
         8,175   Total Alaska                                                                                             8,639,179
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 1.7%
        13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,     7/10 at 101.00         N/R (4)         14,018,179
                    Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                    (Pre-refunded 7/01/10)
         4,900   Arizona Health Facilities Authority, Hospital System Revenue    11/09 at 100.00        Baa3 (4)          5,038,180
                    Bonds, Phoenix Children's Hospital, Series 1999A, 6.250%,
                    11/15/29 (Pre-refunded 11/15/09)
         1,400   Arizona Health Facilities Authority, Hospital System Revenue     2/12 at 101.00         N/R (4)          1,584,618
                    Bonds, Phoenix Children's Hospital, Series 2002A, 6.250%,
                    2/15/21 (Pre-refunded 2/15/12)
         2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          2,465,825
                    Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38
         4,000   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,     12/17 at 102.00             N/R          2,780,480
                    Government Project Bonds, Series 2007, 7.000%, 12/01/27
         5,000   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call               A          3,389,450
                    Revenue Bonds, Series 2007, 5.000%, 12/01/37
         1,000   Scottsdale Industrial Development Authority, Arizona,            9/13 at 100.00              A3            886,170
                    Hospital Revenue Bonds, Scottsdale Healthcare, Series
                    2008A, 5.250%, 9/01/30
------------------------------------------------------------------------------------------------------------------------------------
        31,900   Total Arizona                                                                                           30,162,902
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.2%
         2,000   Cabot School District 4, Lonoke County, Arkansas, General        8/09 at 100.00              A1          1,957,280
                    Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32
                    - AMBAC Insured
         2,000   University of Arkansas, Fayetteville, Various Facilities        12/12 at 100.00             Aa3          2,010,340
                    Revenue Bonds, Series 2002, 5.000%, 12/01/32 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,000   Total Arkansas                                                                                           3,967,620
------------------------------------------------------------------------------------------------------------------------------------

12 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 12.7%
                 California Department of Water Resources, Power Supply
                 Revenue Bonds, Series 2002A:
$       10,000      5.125%, 5/01/19 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa   $     11,236,400
        10,000      5.250%, 5/01/20 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa         11,273,200
         7,310   California Educational Facilities Authority, Revenue Bonds,      10/09 at 39.19             Aaa          2,853,970
                    Loyola Marymount University, Series 2000, 0.000%,
                    10/01/24 (Pre-refunded 10/01/09) - MBIA Insured
                 California Health Facilities Financing Authority, Revenue
                 Bonds, Kaiser Permanante System, Series 2006:
         5,000      5.000%, 4/01/37 - BHAC Insured                                4/16 at 100.00             AAA          5,023,000
         6,000      5.000%, 4/01/37                                               4/16 at 100.00              A+          5,056,500
         6,830   California Infrastructure Economic Development Bank, Revenue    10/11 at 101.00              A-          6,248,835
                    Bonds, J. David Gladstone Institutes, Series 2001,
                    5.250%, 10/01/34
         1,500   California Pollution Control Financing Authority, Revenue        6/17 at 100.00              A3          1,338,150
                    Bonds, Pacific Gas and Electric Company, Series 2004C,
                    4.750%, 12/01/23 - FGIC Insured (Alternative Minimum Tax)
        11,570   California Statewide Community Development Authority,           10/09 at 101.00             BBB         10,460,553
                    Certificates of Participation, Internext Group, Series
                    1999, 5.375%, 4/01/17
         3,500   California Statewide Community Development Authority,            8/19 at 100.00              AA          3,638,635
                    Revenue Bonds, Methodist Hospital Project, Series 2009,
                    6.750%, 2/01/38
         3,600   California Statewide Community Development Authority,            7/18 at 100.00             AA-          3,518,100
                    Revenue Bonds, St. Joseph Health System, Series 2007A,
                    5.750%, 7/01/47 - FGIC Insured
                 California, General Obligation Bonds, Series 2003:
        14,600      5.250%, 2/01/28                                               8/13 at 100.00               A         14,547,002
        11,250      5.000%, 2/01/33                                               8/13 at 100.00               A         10,465,988
        16,000   California, Various Purpose General Obligation Bonds, Series     6/17 at 100.00               A         14,775,680
                    2007, 5.000%, 6/01/37
         3,000   Capistrano Unified School District, Orange County,               9/09 at 102.00         N/R (4)          3,113,130
                    California, Special Tax Bonds, Community Facilities
                    District 98-2 - Ladera, Series 1999, 5.750%, 9/01/29
                    (Pre-refunded 9/01/09)
         5,000   Coast Community College District, Orange County, California,     8/18 at 100.00             AAA          4,031,450
                    General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 -
                    FSA Insured
        30,000   Foothill/Eastern Transportation Corridor Agency, California,       No Opt. Call             AAA         18,028,800
                    Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22
                    (ETM)
        21,150   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA         23,321,892
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) - AMBAC
                    Insured
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
         5,525      5.000%, 6/01/33                                               6/17 at 100.00             BBB          3,531,967
         1,500      5.125%, 6/01/47                                               6/17 at 100.00             BBB            773,565
         3,540   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA          4,143,535
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13)
                 Golden State Tobacco Securitization Corporation, California,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series
                 2005A:
         5,000      5.000%, 6/01/38 - FGIC Insured                                6/15 at 100.00              A-          4,081,000
        10,000      5.000%, 6/01/45                                               6/15 at 100.00               A          7,852,900
         9,000   Los Angeles Department of Water and Power, California,           7/11 at 100.00              AA          8,730,360
                    Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
                    7/01/41
         4,000   Los Angeles Regional Airports Improvement Corporation,          12/12 at 102.00              B-          3,032,680
                    California, Sublease Revenue Bonds, Los Angeles
                    International Airport, American Airlines Inc. Terminal 4
                    Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                    Minimum Tax)
                 Merced Union High School District, Merced County,
                 California, General Obligation Bonds, Series 1999A:
         2,500      0.000%, 8/01/23 - FGIC Insured                                  No Opt. Call             AA-          1,149,375
         2,555      0.000%, 8/01/24 - FGIC Insured                                  No Opt. Call             AA-          1,089,631

                                                           Nuveen Investments 13

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        2,365   Montebello Unified School District, Los Angeles County,            No Opt. Call             AA-   $        786,977
                    California, General Obligation Bonds, Series 2004,
                    0.000%, 8/01/27 - FGIC Insured
         8,000   Rancho Mirage Joint Powers Financing Authority, California,      7/14 at 100.00          A3 (4)          9,428,080
                    Revenue Bonds, Eisenhower Medical Center, Series 2004,
                    5.625%, 7/01/34 (Pre-refunded 7/01/14)
        15,155   Riverside Public Financing Authority, California, University     8/17 at 100.00             AA-         11,873,943
                    Corridor Tax Allocation Bonds, Series 2007C, 5.000%,
                    8/01/37 - MBIA Insured
                 San Bruno Park School District, San Mateo County, California,
                 General Obligation Bonds, Series 2000B:
         2,575      0.000%, 8/01/24 - FGIC Insured                                  No Opt. Call             AA-          1,098,160
         2,660      0.000%, 8/01/25 - FGIC Insured                                  No Opt. Call             AA-          1,050,301
         7,300   San Diego County, California, Certificates of Participation,     9/09 at 101.00         N/R (4)          7,512,138
                    Burnham Institute, Series 1999, 6.250%, 9/01/29
                    (Pre-refunded 9/01/09)
        14,605   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-          1,918,805
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
         5,000   San Jose, California, Airport Revenue Bonds, Series 2007A,       3/17 at 100.00               A          4,789,700
                    6.000%, 3/01/47 - AMBAC Insured (Alternative Minimum Tax)
         1,204   Yuba County Water Agency, California, Yuba River Development     9/09 at 100.00            Baa3          1,168,229
                    Revenue Bonds, Pacific Gas and Electric Company, Series
                    1966A, 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
       268,794   Total California                                                                                       222,942,631
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 4.1%
         5,000   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00             BBB          3,937,500
                    Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
         1,800   Colorado Educational and Cultural Facilities Authority,          8/11 at 100.00             AAA          2,062,638
                    Charter School Revenue Bonds, Peak-to-Peak Charter
                    School, Series 2001, 7.625%, 8/15/31 (Pre-refunded
                    8/15/11)
         5,000   Colorado Health Facilities Authority, Colorado, Revenue          9/16 at 100.00              AA          4,211,850
                    Bonds, Catholic Health Initiatives, Series 2006A, 4.500%,
                    9/01/38
         2,100   Colorado Health Facilities Authority, Revenue Bonds,             3/12 at 100.00          AA (4)          2,234,736
                    Catholic Health Initiatives, Series 2002A, 5.500%,
                    3/01/32 (ETM)
           750   Colorado Health Facilities Authority, Revenue Bonds,            12/16 at 100.00            BBB+            600,143
                    Longmont United Hospital, Series 2006B, 5.000%, 12/01/23
                    - RAAI Insured
         1,700   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00             AAA          1,599,921
                    Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                    Insured
           500   Colorado Health Facilities Authority, Revenue Bonds, Vail        1/12 at 100.00            BBB+            486,350
                    Valley Medical Center, Series 2001, 5.750%, 1/15/22
        18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,       11/13 at 100.00              A+         18,291,562
                    Series 2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured
         5,000   E-470 Public Highway Authority, Colorado, Senior Revenue         9/10 at 102.00             AAA          5,420,150
                    Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded
                    9/01/10) - MBIA Insured
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 2000B:
        24,200      0.000%, 9/01/31 - MBIA Insured                                  No Opt. Call             AA-          3,851,430
        16,500      0.000%, 9/01/32 - MBIA Insured                                  No Opt. Call             AA-          2,418,570
        39,700   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 31.42             Aaa         12,262,536
                    Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                    9/01/10) - MBIA Insured
         6,600   E-470 Public Highway Authority, Colorado, Toll Revenue             No Opt. Call             AA-            509,520
                    Bonds, Refunding Series 2006B, 0.000%, 9/01/39 - MBIA
                    Insured
        10,000   E-470 Public Highway Authority, Colorado, Toll Revenue             No Opt. Call             AA-          1,083,500
                    Bonds, Series 2004B, 0.000%, 3/01/36 - MBIA Insured
         5,000   Ebert Metropolitan District, Colorado, Limited Tax General      12/17 at 100.00            BBB-          3,778,550
                    Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI
                    Insured

14 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$        1,450   Northwest Parkway Public Highway Authority, Colorado,            6/11 at 102.00           A (4)   $     1,597,117
                    Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/19
                    (Pre-refunded 6/15/11) - AMBAC Insured
         7,000   Northwest Parkway Public Highway Authority, Colorado,            6/16 at 100.00           A (4)         7,520,170
                    Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/21
                    (Pre-refunded 6/15/16) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       151,215   Total Colorado                                                                                         71,866,243
------------------------------------------------------------------------------------------------------------------------------------

                 CONNECTICUT - 0.2%
         8,670   Mashantucket Western Pequot Tribe, Connecticut, Subordinate     11/17 at 100.00            Baa3         4,329,191
                    Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.5%
        10,000   Washington Convention Center Authority, District of             10/16 at 100.00               A         8,277,800
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                    2007A, 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 3.7%
         4,000   Escambia County Health Facilities Authority, Florida,           11/12 at 101.00             Aa1         4,076,560
                    Revenue Bonds, Ascension Health Credit Group, Series
                    2002C, 5.750%, 11/15/32
        10,000   Florida State Board of Education, Public Education Capital       6/15 at 101.00             AAA         9,031,400
                    Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)
         1,750   Hillsborough County Industrial Development Authority,           10/16 at 100.00              A3         1,344,963
                    Florida, Hospital Revenue Bonds, Tampa General Hospital,
                    Series 2006, 5.250%, 10/01/41
        10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue    10/11 at 100.00             AA-        10,675,569
                    Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured
         3,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,     4/15 at 100.00             AAA         2,935,770
                    5.000%, 10/01/41 - FSA Insured
         4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,       10/10 at 101.00             AAA         4,900,350
                    6.000%, 10/01/32 - FSA Insured (Alternative Minimum Tax)
         5,000   Marion County Hospital District, Florida, Revenue Bonds,        10/17 at 100.00              A3         3,683,500
                    Munroe Regional Medical Center, Series 2007, 5.000%,
                    10/01/34
         4,895   Orange County Health Facilities Authority, Florida, Hospital    10/09 at 101.00               A         4,725,682
                    Revenue Bonds, Orlando Regional Healthcare System, Series
                    1999E, 6.000%, 10/01/26
           105   Orange County Health Facilities Authority, Florida, Hospital    10/09 at 101.00           A (4)           108,439
                    Revenue Bonds, Orlando Regional Healthcare System, Series
                    1999E, 6.000%, 10/01/26 (Pre-refunded 10/01/09)
         8,250   Orange County School Board, Florida, Certificates of             8/12 at 100.00             AA-         8,065,860
                    Participation, Series 2002A, 5.000%, 8/01/27 - MBIA
                    Insured
         9,250   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA         7,298,990
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/40 - MBIA Insured
         2,500   Seminole Tribe of Florida, Special Obligation Bonds, Series     10/17 at 100.00             BBB         1,731,600
                    2007A, 5.250%, 10/01/27
         8,100   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-         6,271,668
                    Bonds, Baptist Health Systems of South Florida, Trust
                    1025, 8.242%, 8/15/42 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        72,420   Total Florida                                                                                          64,850,351
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 1.0%
        10,240   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series     5/09 at 101.00               A         8,971,776
                    1999A, 5.000%, 11/01/38 - FGIC Insured
         2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series     5/12 at 100.00             AA-         2,231,150
                    2001A, 5.000%, 11/01/33 - MBIA Insured
         4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series      10/14 at 100.00             AAA         4,061,960
                    2004, 5.250%, 10/01/39 - FSA Insured
         2,250   Royston Hospital Authority, Georgia, Revenue Anticipation        7/09 at 102.00             N/R         1,709,280
                    Certificates, Ty Cobb Healthcare System Inc., Series
                    1999, 6.500%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
        18,990   Total Georgia                                                                                          16,974,166
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 15

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HAWAII - 0.7%
$       12,325   Honolulu City and County, Hawaii, General Obligation Bonds,      3/13 at 100.00              AA   $     12,529,349
                    Series 2003A, 5.250%, 3/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 13.0%
         2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,        1/10 at 100.00              A+          2,082,310
                    6.375%, 1/01/20
        17,205   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          7,625,944
                    Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                    0.000%, 12/01/24 - FGIC Insured
           775   Chicago Greater Metropolitan Sanitary District, Illinois,          No Opt. Call             Aaa            827,041
                    General Obligation Capital Improvement Bonds, Series
                    1991, 7.000%, 1/01/11 (ETM)
         5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital      7/12 at 100.00             Aaa          5,634,700
                    Fund Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded
                    7/01/12)
           285   Chicago, Illinois, General Obligation Bonds, Series 2002A,       7/12 at 100.00             AA-            289,056
                    5.625%, 1/01/39 - AMBAC Insured
         9,715   Chicago, Illinois, General Obligation Bonds, Series 2002A,       7/12 at 100.00         AA- (4)         11,013,701
                    5.625%, 1/01/39 (Pre-refunded 7/01/12) - AMBAC Insured
         2,575   Chicago, Illinois, Second Lien Passenger Facility Charge         1/11 at 101.00              A1          2,345,362
                    Revenue Bonds, O'Hare International Airport, Series
                    2001C, 5.100%, 1/01/26 - AMBAC Insured (Alternative
                    Minimum Tax)
         3,020   Cook County High School District 209, Proviso Township,         12/16 at 100.00             AAA          3,287,330
                    Illinois, General Obligation Bonds, Series 2004, 5.000%,
                    12/01/19 - FSA Insured
           385   DuPage County Community School District 200, Wheaton,           11/13 at 100.00             Aa3            417,332
                    Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                    11/01/20 - FSA Insured
         1,615   DuPage County Community School District 200, Wheaton,           11/13 at 100.00         Aa3 (4)          1,855,247
                    Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                    11/01/20 (Pre-refunded 11/01/13) - FSA Insured
         5,000   Illinois Development Finance Authority, Gas Supply Revenue      11/13 at 101.00              A1          4,450,200
                    Bonds, Peoples Gas, Light and Coke Company, Series 2003E,
                    4.875%, 11/01/38 (Mandatory put 11/01/18) - AMBAC Insured
                    (Alternative Minimum Tax)
        28,030   Illinois Development Finance Authority, Local Government           No Opt. Call             Aa3         18,682,275
                    Program Revenue Bonds, Kane, Cook and DuPage Counties
                    School District U46 - Elgin, Series 2002, 0.000%, 1/01/19
                    - FSA Insured
         1,800   Illinois Development Finance Authority, Local Government           No Opt. Call             Aa3          1,168,560
                    Program Revenue Bonds, Winnebago and Boone Counties
                    School District 205 - Rockford, Series 2000, 0.000%,
                    2/01/19 - FSA Insured
         3,180   Illinois Development Finance Authority, Revenue Bonds,          12/12 at 100.00         BBB (4)          3,680,659
                    Chicago Charter School Foundation, Series 2002A, 6.250%,
                    12/01/32 (Pre-refunded 12/01/12)
         1,450   Illinois Development Finance Authority, Revenue Bonds,           9/11 at 100.00               A          1,426,220
                    Illinois Wesleyan University, Series 2001, 5.125%,
                    9/01/35 - AMBAC Insured
         6,550   Illinois Development Finance Authority, Revenue Bonds,           9/11 at 100.00           A (4)          7,093,126
                    Illinois Wesleyan University, Series 2001, 5.125%,
                    9/01/35 (Pre-refunded 9/01/11) - AMBAC Insured
         5,245   Illinois Finance Authority, Revenue Bonds, Loyola University     7/17 at 100.00              AA          5,172,724
                    of Chicago, Tender Option Bond Trust 1137, 9.118%,
                    7/01/46 (IF)
         5,000   Illinois Finance Authority, Revenue Bonds, Northwestern          8/14 at 100.00         AA+ (4)          5,845,100
                    Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                    (Pre-refunded 8/15/14)
         3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health        8/17 at 100.00            Baa1          2,709,678
                    Systems, Series 2007A, 5.500%, 8/01/37
        15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/10 at 101.00             Aaa         16,042,050
                    Medical Center, Series 2000, 6.500%, 5/15/30
                    (Pre-refunded 5/15/10)
        15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward      2/11 at 101.00             AAA         16,112,850
                    Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34
                    (Pre-refunded 2/15/11) - FSA Insured
         8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman     8/09 at 100.00               A          7,464,241
                    Health Systems, Series 1997, 5.250%, 8/01/22 - AMBAC
                    Insured
         4,350   Illinois Health Facilities Authority, Revenue Bonds, South         No Opt. Call           A (4)          5,292,732
                    Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)

16 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
$        5,000   Illinois Sports Facility Authority, State Tax Supported          6/15 at 101.00               A   $      4,557,750
                    Bonds, Series 2001, 0.000%, 6/15/30 - AMBAC Insured
         5,000   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             BB-          2,839,000
                    Conference Center and Hotel Revenue Bonds, Series
                    2005A-2, 5.500%, 1/01/36 - ACA Insured
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Bonds, McCormick Place Expansion Project, Series
                 1992A:
        18,955      0.000%, 6/15/17 - FGIC Insured                                  No Opt. Call             AA-         13,597,938
        12,830      0.000%, 6/15/18 - FGIC Insured                                  No Opt. Call             AA-          8,644,084
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Bonds, McCormick Place Expansion Project, Series
                 1994B:
         7,250      0.000%, 6/15/18 - MBIA Insured                                  No Opt. Call             AAA          4,884,615
         3,385      0.000%, 6/15/21 - MBIA Insured                                  No Opt. Call             AAA          1,858,433
         5,190      0.000%, 6/15/28 - MBIA Insured                                  No Opt. Call             AAA          1,684,882
        11,610      0.000%, 6/15/29 - FGIC Insured                                  No Opt. Call             AAA          3,478,124
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Bonds, McCormick Place Expansion Project, Series
                 2002A:
        10,000      0.000%, 6/15/24 - MBIA Insured                                6/22 at 101.00             AAA          7,306,000
        21,375      0.000%, 6/15/34 - MBIA Insured                                  No Opt. Call             AAA          4,498,583
        21,000      0.000%, 12/15/35 - MBIA Insured                                 No Opt. Call             AAA          4,006,380
        21,070      0.000%, 6/15/36 - MBIA Insured                                  No Opt. Call             AAA          3,886,362
        25,825      0.000%, 6/15/39 - MBIA Insured                                  No Opt. Call             AAA          3,927,983
         8,460      5.250%, 6/15/42 - MBIA Insured                                6/12 at 101.00             AAA          8,490,541
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Refunding Bonds, McCormick Place Expansion
                 Project, Series 1996A:
        16,700      0.000%, 12/15/21 - MBIA Insured                                 No Opt. Call             AA-          8,911,621
         1,650      5.250%, 6/15/27 - AMBAC Insured                               6/09 at 100.00               A          1,650,479
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Refunding Bonds, McCormick Place Expansion
                 Project, Series 2002B:
         3,775      0.000%, 6/15/20 - MBIA Insured                                6/17 at 101.00             AAA          3,580,852
         5,715      0.000%, 6/15/21 - MBIA Insured                                6/17 at 101.00             AAA          5,374,900
         1,000   Round Lake, Lake County, Illinois, Special Tax Bonds,            3/17 at 100.00             AAA            924,100
                    Lakewood Grove Special Service Area 4, Series 2007,
                    4.700%, 3/01/33 - AGC Insured
         1,510   Tri-City Regional Port District, Illinois, Port and Terminal       No Opt. Call             N/R          1,105,803
                    Facilities Revenue Refunding Bonds, Delivery Network
                    Project, Series 2003A, 4.900%, 7/01/14 (Alternative
                    Minimum Tax)
         1,575   Will County Community School District 161, Summit Hill,            No Opt. Call             N/R          1,034,303
                    Illinois, Capital Appreciation School Bonds, Series 1999,
                    0.000%, 1/01/18 - FGIC Insured
           720   Will County Community School District 161, Summit Hill,            No Opt. Call         N/R (4)            535,694
                    Illinois, Capital Appreciation School Bonds, Series 1999,
                    0.000%, 1/01/18 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       354,955   Total Illinois                                                                                         227,296,865
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 1.7%
           300   Anderson, Indiana, Economic Development Revenue Bonds,           4/14 at 100.00             N/R            227,043
                    Anderson University, Series 2007, 5.000%, 10/01/24
        10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,           2/13 at 101.00             AAA         10,727,400
                    Series 2001A, 5.375%, 2/01/19
         3,000   Indiana Health Facility Financing Authority, Hospital            3/14 at 100.00              A+          2,515,560
                    Revenue Bonds, Deaconess Hospital Inc., Series 2004A,
                    5.375%, 3/01/34 - AMBAC Insured
         4,450   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          4,158,481
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
                 Indianapolis Local Public Improvement Bond Bank, Indiana,
                 Series 1999E:
        12,500      0.000%, 2/01/21 - AMBAC Insured                                 No Opt. Call              AA          7,261,625
        14,595      0.000%, 2/01/27 - AMBAC Insured                                 No Opt. Call              AA          5,667,530
------------------------------------------------------------------------------------------------------------------------------------
        44,845   Total Indiana                                                                                           30,557,639
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 17

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 1.2%
$        7,280   Iowa Finance Authority, Single Family Mortgage Revenue           7/16 at 100.00             AAA   $      6,370,874
                    Bonds, Series 2007B, 4.800%, 1/01/37 (Alternative Minimum
                    Tax)
         3,500   Iowa Higher Education Loan Authority, Private College           10/12 at 100.00         N/R (4)          3,979,325
                    Facility Revenue Bonds, Wartburg College, Series 2002,
                    5.500%, 10/01/33 (Pre-refunded 10/01/12) - ACA Insured
         7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          3,953,950
                    Revenue Bonds, Series 2005C, 5.625%, 6/01/46
         6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement            6/11 at 101.00             AAA          6,709,842
                    Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                    (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
        23,940   Total Iowa                                                                                              21,013,991
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.6%
        10,000   Kansas Department of Transportation, Highway Revenue Bonds,      3/14 at 100.00             AAA         10,606,700
                    Series 2004A, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.1%
         1,105   Greater Kentucky Housing Assistance Corporation, FHA-Insured     7/09 at 100.00             AA-          1,105,796
                    Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                    6.100%, 1/01/24 - MBIA Insured
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA          1,033,880
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,105   Total Kentucky                                                                                           2,139,676
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 2.4%
         1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds,     3/10 at 100.00              B2            907,470
                    Georgia Pacific Corporation Project, Series 1998, 5.350%,
                    9/01/11 (Alternative Minimum Tax)
        12,000   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB+          8,412,600
                    Community Development Authority, Revenue Bonds, Westlake
                    Chemical Corporation Project, Series 2007, 6.750%,
                    11/01/32
         5,150   Louisiana Public Facilities Authority, Hospital Revenue          8/15 at 100.00              A+          4,296,182
                    Bonds, Franciscan Missionaries of Our Lady Health System,
                    Series 2005A, 5.250%, 8/15/32
         8,405   Louisiana Public Facilities Authority, Hospital Revenue          5/09 at 100.00             AAA          9,262,646
                    Refunding Bonds, Southern Baptist Hospital, Series 1986,
                    8.000%, 5/15/12 (ETM)
        26,505   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB         18,647,593
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        53,060   Total Louisiana                                                                                         41,526,491
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 0.4%
         3,500   Maryland Energy Financing Administration, Revenue Bonds, AES     9/09 at 100.00             N/R          2,670,290
                    Warrior Run Project, Series 1995, 7.400%, 9/01/19
                    (Alternative Minimum Tax)
         4,600   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00              A-          4,375,014
                    Revenue Bonds, MedStar Health, Series 2004, 5.500%,
                    8/15/33
------------------------------------------------------------------------------------------------------------------------------------
         8,100   Total Maryland                                                                                           7,045,304
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 4.6%
        10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax     7/12 at 100.00             AAA         11,136,800
                    Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
                    (Pre-refunded 7/01/12)
         1,720   Massachusetts Development Finance Agency, Resource Recovery      6/09 at 102.00             BBB          1,573,250
                    Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                    5.100%, 12/01/12 (Alternative Minimum Tax)
         4,340   Massachusetts Health and Educational Facilities Authority,      11/11 at 101.00            BBB-          3,137,863
                    Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                    5.250%, 11/15/31 - RAAI Insured
           500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            385,535
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/38
         2,000   Massachusetts Health and Educational Facilities Authority,       7/14 at 100.00              BB          1,364,260
                    Revenue Bonds, Northern Berkshire Community Services
                    Inc., Series 2004A, 6.375%, 7/01/34

18 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Northern Berkshire Community Services
                 Inc., Series 2004B:
$        1,340      6.250%, 7/01/24                                               7/14 at 100.00              BB   $      1,015,881
         1,000      6.375%, 7/01/34                                               7/14 at 100.00              BB            682,130
        12,855   Massachusetts Housing Finance Agency, Housing Bonds, Series     12/18 at 100.00             AA-         12,334,758
                    2009F, 5.700%, 6/01/40
                 Massachusetts Turnpike Authority, Metropolitan Highway
                 System Revenue Bonds, Senior Series 1997A:
        10,145      5.000%, 1/01/27 - MBIA Insured                                7/09 at 100.00             AA-          9,233,472
        22,440      5.000%, 1/01/37 - MBIA Insured                                7/09 at 100.00             AA-         18,614,429
         8,000   Massachusetts Turnpike Authority, Metropolitan Highway           7/09 at 100.00             AA-          6,887,120
                    System Revenue Bonds, Subordinate Series 1997B, 5.125%,
                    1/01/37 - MBIA Insured
        10,260   Massachusetts Turnpike Authority, Metropolitan Highway           7/09 at 101.00               A          8,360,977
                    System Revenue Bonds, Subordinate Series 1999A, 5.000%,
                    1/01/39 - AMBAC Insured
         1,750   Massachusetts Water Pollution Abatement Trust, Pooled Loan       8/10 at 101.00             AAA          1,865,920
                    Program Bonds, Series 2000-6, 5.500%, 8/01/30
                    (Pre-refunded 8/01/10)
         4,250   Massachusetts Water Pollution Abatement Trust, Pooled Loan       8/10 at 101.00             AAA          4,363,603
                    Program Bonds, Series 2000-6, 5.500%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
        90,600   Total Massachusetts                                                                                     80,955,998
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 3.7%
        12,440   Detroit Local Development Finance Authority, Michigan, Tax       5/09 at 101.00             BB-          5,985,008
                    Increment Bonds, Series 1998A, 5.500%, 5/01/21
         5,000   Detroit Water Supply System, Michigan, Water Supply System       7/16 at 100.00             AAA          4,107,150
                    Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured
         8,000   Detroit, Michigan, Second Lien Sewerage Disposal System          7/15 at 100.00             AA-          6,773,280
                    Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA
                    Insured
         5,240   Michigan Municipal Bond Authority, Clean Water Revolving        10/12 at 100.00             AAA          5,594,276
                    Fund Revenue Refunding Bonds, Series 2002, 5.250%,
                    10/01/19
                 Michigan Municipal Bond Authority, Public School Academy
                 Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                 School, Series 2001A:
         1,100      7.500%, 10/01/12                                             10/09 at 102.00             Ba1          1,094,203
         5,000      7.900%, 10/01/21                                             10/09 at 102.00             Ba1          4,542,900
         3,500      8.000%, 10/01/31                                             10/09 at 102.00             Ba1          2,941,540
        22,235   Michigan State Hospital Finance Authority, Hospital Revenue      8/09 at 100.00              BB         13,074,180
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1998A, 5.250%, 8/15/28
                 Michigan State Hospital Finance Authority, Revenue Refunding
                 Bonds, Detroit Medical Center Obligated Group, Series
                 1993A:
         1,100      6.250%, 8/15/13                                               8/09 at 100.00              BB          1,060,477
        12,925      6.500%, 8/15/18                                               8/09 at 100.00              BB         11,029,420
         7,200   Michigan Strategic Fund, Limited Obligation Resource            12/12 at 100.00            Baa1          6,505,344
                    Recovery Revenue Refunding Bonds, Detroit Edison Company,
                    Series 2002D, 5.250%, 12/15/32 - SYNCORA GTY Insured
         1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00              A1          1,284,780
                    Revenue Bonds, William Beaumont Hospital, Refunding
                    Series 2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
        84,890   Total Michigan                                                                                          63,992,558
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 0.6%
         1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health          5/14 at 100.00              AA          1,696,888
                    Initiatives, Series 2004A, 5.000%, 5/01/30
         6,375   Minneapolis Health Care System, Minnesota, Revenue Bonds,       11/18 at 100.00               A          6,708,349
                    Fairview Hospital and Healthcare Services, Series 2008A,
                    6.625%, 11/15/28

                                                           Nuveen Investments 19

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MINNESOTA (continued)
$          390   Minnesota Housing Finance Agency, Rental Housing Bonds,          8/09 at 100.00             Aa1   $        391,408
                    Series 1995D, 5.900%, 8/01/15 - MBIA Insured
         2,000   Saint Paul Housing and Redevelopment Authority, Minnesota,      11/16 at 100.00            Baa1          1,561,740
                    Health Care Facilities Revenue Bonds, HealthPartners
                    Obligated Group, Series 2006, 5.250%, 5/15/36
------------------------------------------------------------------------------------------------------------------------------------
        10,515   Total Minnesota                                                                                         10,358,385
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 3.0%
        40,000   Missouri Health and Educational Facilities Authority,            5/13 at 100.00             AA2         38,803,200
                    Revenue Bonds, BJC Health System, Series 2003, 5.250%,
                    5/15/32 (UB)
         6,000   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00             AAA          5,958,840
                    Agency, Mass Transit Sales Tax Appropriation Bonds,
                    Metrolink Cross County Extension Project, Series 2002B,
                    5.000%, 10/01/32 - FSA Insured
         4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,     6/13 at 101.00            BBB-          2,580,960
                    Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                    (Alternative Minimum Tax)
                 West Plains Industrial Development Authority, Missouri,
                 Hospital Facilities Revenue Bonds, Ozark Medical Center,
                 Series 1997:
         1,440      5.500%, 11/15/12                                              5/09 at 100.50              B+          1,371,701
         1,000      5.600%, 11/15/17                                              5/09 at 100.50              B+            833,340
         3,075   West Plains Industrial Development Authority, Missouri,         11/09 at 101.00              B+          2,480,972
                    Hospital Facilities Revenue Bonds, Ozark Medical Center,
                    Series 1999, 6.750%, 11/15/24
------------------------------------------------------------------------------------------------------------------------------------
        55,515   Total Missouri                                                                                          52,029,013
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.2%
         3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue      3/13 at 101.00               A          3,090,788
                    Refunding Bonds, Puget Sound Energy, Series 2003A,
                    5.000%, 3/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 0.3%
         5,000   Omaha Public Power District, Nebraska, Electric System           2/18 at 100.00             Aa1          5,232,800
                    Revenue Bonds, Series 2008A, 5.500%, 2/01/39
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 0.9%
         2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe        9/13 at 100.00             BBB          1,769,950
                    Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
        15,095      0.000%, 1/01/24 - AMBAC Insured                                 No Opt. Call               A          1,451,837
        11,000      0.000%, 1/01/25 - AMBAC Insured                                 No Opt. Call               A            891,330
         4,000      5.625%, 1/01/32 - AMBAC Insured                               1/10 at 102.00               A          1,203,480
        22,010      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A          6,621,488
         2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic            7/17 at 100.00             AAA          2,370,500
                    Healthcare West, Trust 2634, 16.017%, 7/01/31 - BHAC
                    Insured (IF)
         1,500   Sparks Tourism Improvement District 1, Legends at Sparks         6/18 at 100.00             Ba2          1,085,700
                    Marina, Nevada, Senior Sales Tax Revenue Bonds Series
                    2008A, 6.750%, 6/15/28
------------------------------------------------------------------------------------------------------------------------------------
        58,605   Total Nevada                                                                                            15,394,285
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 5.6%
        23,625   New Jersey Economic Development Authority, Special               9/09 at 101.00               B         15,212,610
                    Facilities Revenue Bonds, Continental Airlines Inc.,
                    Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)
         9,000   New Jersey Economic Development Authority, Special              11/10 at 101.00               B          6,315,930
                    Facilities Revenue Bonds, Continental Airlines Inc.,
                    Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)
         4,740   New Jersey Health Care Facilities Financing Authority,            1/17 at 41.49            Baa2            461,155
                    Revenue Bonds, Saint Barnabas Health Care System, Series
                    2006A, 0.000%, 7/01/34

20 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY (continued)
$       11,200   New Jersey Health Care Facilities Financing Authority,           7/10 at 101.00        BBB- (4)   $     12,191,536
                    Revenue Bonds, Trinitas Hospital Obligated Group, Series
                    2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)
         7,500   New Jersey Transportation Trust Fund Authority,                  6/13 at 100.00             AAA          8,685,375
                    Transportation System Bonds, Series 2003C, 5.500%,
                    6/15/24 (Pre-refunded 6/15/13)
                 New Jersey Transportation Trust Fund Authority,
                 Transportation System Bonds, Series 2006C:
        30,000      0.000%, 12/15/31 - FGIC Insured                                 No Opt. Call             AA-          7,576,200
        27,000      0.000%, 12/15/32 - FSA Insured                                  No Opt. Call             AAA          6,383,880
           310   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,        No Opt. Call              AA            375,754
                    6.500%, 1/01/16 - MBIA Insured
                 New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
           105      6.500%, 1/01/16 - MBIA Insured (ETM)                            No Opt. Call         AA- (4)            132,527
         1,490      6.500%, 1/01/16 - MBIA Insured (ETM)                            No Opt. Call         AA- (4)          1,741,393
        27,185   Tobacco Settlement Financing Corporation, New Jersey,            6/12 at 100.00             AAA         31,073,265
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    6.125%, 6/01/42 (Pre-refunded 6/01/12)
         7,165   Tobacco Settlement Financing Corporation, New Jersey,            6/13 at 100.00             AAA          8,475,120
                    Tobacco Settlement Asset-Backed Bonds, Series 2003,
                    6.250%, 6/01/43 (Pre-refunded 6/01/13)
------------------------------------------------------------------------------------------------------------------------------------
       149,320   Total New Jersey                                                                                        98,624,745
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.6%
         1,500   University of New Mexico, Revenue Refunding Bonds, Series          No Opt. Call              AA          1,752,405
                    1992A, 6.000%, 6/01/21
         9,600   University of New Mexico, Subordinate Lien Revenue Refunding     6/12 at 100.00              AA          9,534,624
                    and Improvement Bonds, Series 2002A, 5.000%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
        11,100   Total New Mexico                                                                                        11,287,029
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 8.2%
         8,500   Dormitory Authority of the State of New York, FHA-Insured        2/14 at 100.00             AAA          8,687,510
                    Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                    5.050%, 2/15/25
                 Dormitory Authority of the State of New York, Improvement
                 Revenue Bonds, Mental Health Services Facilities, Series
                 1999D:
           245      5.250%, 2/15/29 (Pre-refunded 8/15/09)                        8/09 at 101.00          A1 (4)            250,931
           200      5.250%, 2/15/29 (Pre-refunded 8/15/09)                        8/09 at 101.00         AA- (4)            204,824
            65      5.250%, 2/15/29 (Pre-refunded 8/15/09)                        8/09 at 101.00         AA- (4)             66,574
         6,490      5.250%, 2/15/29 (Pre-refunded 8/15/09)                        8/09 at 101.00         AA- (4)          6,644,981
         5,200   Dormitory Authority of the State of New York, New York City,     5/10 at 101.00         AA- (4)          5,543,356
                    Lease Revenue Bonds, Court Facilities, Series 1999,
                    6.000%, 5/15/39 (Pre-refunded 5/15/10)
         2,500   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 100.00              A3          2,397,950
                    Mount Sinai NYU Health Obligated Group, Series 2000A,
                    5.500%, 7/01/26
         2,625   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 100.00              A3          2,517,848
                    Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
         4,170   Dormitory Authority of the State of New York, State Personal     8/16 at 100.00            BBB+          3,210,692
                    Income Tax Revenue Bonds, Tender Option Bond Trust 2846,
                    9.957%, 2/15/35 (IF)
        15,500   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA         17,065,965
                    General Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                    (Pre-refunded 9/01/11)
         2,000   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-          1,909,400
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35
         1,510   New York City Industrial Development Agency, New York, Civic    12/16 at 100.00             BB+            900,821
                    Facility Revenue Bonds, Vaughn College of Aeronautics,
                    Series 2006B, 5.000%, 12/01/31
        10,000   New York City Industrial Development Agency, New York,           8/12 at 101.00              B-          8,234,900
                    Special Facilities Revenue Bonds, JFK Airport - American
                    Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                    Minimum Tax)
         2,750   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00             AAA          2,741,558
                    Water and Sewerage System Revenue Bonds, Series 2008,
                    Trust 1199, 8.606%, 6/15/36 - FSA Insured (IF)

                                                           Nuveen Investments 21

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
$            5   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.00              AA   $          5,019
                    Series 1997E, 6.000%, 8/01/16
         3,880   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.00              AA          3,913,096
                    Series 1998D, 5.500%, 8/01/10
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 2003J:
         1,450      5.500%, 6/01/21                                               6/13 at 100.00             AAA          1,507,246
           385      5.500%, 6/01/22                                               6/13 at 100.00             AAA            398,090
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 2004C:
         8,000      5.250%, 8/15/24                                               8/14 at 100.00              AA          8,191,760
         6,000      5.250%, 8/15/25                                               8/14 at 100.00              AA          6,129,480
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
        10,000      5.500%, 6/01/17                                               6/11 at 100.00             AA-         10,280,800
        11,190      5.500%, 6/01/18                                               6/12 at 100.00             AA-         11,576,726
        28,810      5.500%, 6/01/19                                               6/13 at 100.00             AA-         29,882,882
         2,500   Port Authority of New York and New Jersey, Special Project         No Opt. Call             AA-          2,591,875
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 6.250%, 12/01/10 - MBIA Insured (Alternative
                    Minimum Tax)
         8,500   Power Authority of the State of New York, General Revenue       11/10 at 100.00             Aa2          8,527,285
                    Bonds, Series 2000A, 5.250%, 11/15/40
------------------------------------------------------------------------------------------------------------------------------------
       142,475   Total New York                                                                                         143,381,569
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.2%
         1,500   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          1,504,875
                    Governmental Facilities Projects, Series 2003G, 5.000%,
                    6/01/33
         2,500   North Carolina Eastern Municipal Power Agency, Power System      1/13 at 100.00            BBB+          2,266,400
                    Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26
         1,500   North Carolina Infrastructure Finance Corporation,               2/14 at 100.00             AA+          1,569,075
                    Certificates of Participation, Correctional Facilities,
                    Series 2004A, 5.000%, 2/01/20
         2,000   North Carolina Medical Care Commission, Health System           10/17 at 100.00              AA          1,705,040
                    Revenue Bonds, Mission St. Joseph's Health System, Series
                    2007, 4.500%, 10/01/31
        10,000   North Carolina Municipal Power Agency 1, Catawba Electric        1/10 at 101.00              A2         10,222,400
                    Revenue Bonds, Series 1999B, 6.500%, 1/01/20
         3,000   The Charlotte-Mecklenberg Hospital Authority, North              1/18 at 100.00             AA-          2,847,480
                    Carolina, Doing Business as Carolinas HealthCare System,
                    Health Care Refunding Revenue Bonds, Series 2008A,
                    5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        20,500   Total North Carolina                                                                                    20,115,270
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 2.0%
        10,000   American Municipal Power Ohio Inc., General Revenue Bonds,       2/18 at 100.00              A1          9,593,600
                    Series 2008, 5.250%, 2/15/43
                 Buckeye Tobacco Settlement Financing Authority, Ohio,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                 Lien, Series 2007A-2:
           515      5.125%, 6/01/24                                               6/17 at 100.00             BBB            405,861
         3,095      5.375%, 6/01/24                                               6/17 at 100.00             BBB          2,509,055
         5,350      5.875%, 6/01/30                                               6/17 at 100.00             BBB          3,628,798
        15,165      5.750%, 6/01/34                                               6/17 at 100.00             BBB          9,601,113
        11,785      5.875%, 6/01/47                                               6/17 at 100.00             BBB          6,620,459
         5,150   Buckeye Tobacco Settlement Financing Authority, Ohio,            6/22 at 100.00             BBB          2,097,544
                    Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                    Lien, Series 2007A-3, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
        51,060   Total Ohio                                                                                              34,456,430
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.9%
         9,955   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00               A          9,048,796
                    John Health System, Series 2004, 5.125%, 2/15/31
         5,045   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00             AAA          5,803,667
                    John Health System, Series 2004, 5.125%, 2/15/31
                    (Pre-refunded 2/15/14)
------------------------------------------------------------------------------------------------------------------------------------
        15,000   Total Oklahoma                                                                                          14,852,463
------------------------------------------------------------------------------------------------------------------------------------

22 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OREGON - 0.3%
$        2,600   Clackamas County Hospital Facility Authority, Oregon,            5/11 at 101.00              A+   $      2,654,704
                    Revenue Refunding Bonds, Legacy Health System, Series
                    2001, 5.250%, 5/01/21
         2,860   Oregon State Facilities Authority, Revenue Bonds, Willamette    10/17 at 100.00               A          2,558,699
                    University, Series 2007A, 5.000%, 10/01/32
------------------------------------------------------------------------------------------------------------------------------------
         5,460   Total Oregon                                                                                             5,213,403
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 1.9%
        10,300   Allegheny County Hospital Development Authority,                11/17 at 100.00              BB          5,669,738
                    Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                    System, Series 2007A, 5.000%, 11/15/28
         6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/14 at 100.00             Aa3          6,646,835
                    Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
         8,000   Philadelphia School District, Pennsylvania, General              6/14 at 100.00         Aa3 (4)          9,256,400
                    Obligation Bonds, Series 2004D, 5.125%, 6/01/34
                    (Pre-refunded 6/01/14) - FGIC Insured
        10,075   State Public School Building Authority, Pennsylvania, Lease      6/13 at 100.00             AAA         11,429,685
                    Revenue Bonds, Philadelphia School District, Series 2003,
                    5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        34,875   Total Pennsylvania                                                                                      33,002,658
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 2.2%
         8,340   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00            BBB-          8,043,847
                    Senior Lien Series 2008A, 6.000%, 7/01/44
        13,000   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call            BBB+         10,700,040
                    Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC
                    Insured
         5,450   Puerto Rico Industrial, Tourist, Educational, Medical and        6/10 at 101.00            Baa3          5,151,940
                    Environmental Control Facilities Financing Authority,
                    Co-Generation Facility Revenue Bonds, Series 2000A,
                    6.625%, 6/01/26 (Alternative Minimum Tax)
         7,345   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00             AAA          7,674,791
                    Obligation Bonds, Series 2000A, 5.500%, 10/01/40
        70,300   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call              A1          2,756,463
                    Revenue Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC
                    Insured
         5,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,     7/10 at 100.00             AA-          4,978,550
                    7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       109,435   Total Puerto Rico                                                                                       39,305,631
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 1.0%
         6,250   Rhode Island Health and Educational Building Corporation,        5/09 at 100.00             AA-          5,972,000
                    Hospital Financing Revenue Bonds, Lifespan Obligated
                    Group, Series 1996, 5.250%, 5/15/26 - MBIA Insured
        16,070   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB         11,866,892
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
        22,320   Total Rhode Island                                                                                      17,838,892
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 2.9%
         7,000   Dorchester County School District 2, South Carolina,            12/14 at 100.00             AA-          7,023,170
                    Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                    5.250%, 12/01/29
         3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation      6/14 at 100.00             AA-          2,670,270
                    Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC
                    Insured
         8,475   Piedmont Municipal Power Agency, South Carolina, Electric        7/09 at 100.00            Baa1          7,774,372
                    Revenue Refunding Bonds, Series 1986, 5.000%, 1/01/25
         4,320   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00          A3 (4)          4,938,797
                    Development Revenue Bonds, Bon Secours Health System
                    Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded
                    11/15/12)
        16,430   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00              A-         14,845,655
                    Development Revenue Bonds, Bon Secours Health System
                    Inc., Series 2002B, 5.625%, 11/15/30

                                                           Nuveen Investments 23

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA (continued)
$        8,000   South Carolina JOBS Economic Development Authority, Hospital    12/10 at 102.00        Baa2 (4)   $      8,932,240
                    Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                    7.375%, 12/15/21 (Pre-refunded 12/15/10)
         4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer       3/14 at 100.00              AA          4,034,893
                    System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        51,440   Total South Carolina                                                                                    50,219,397
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.0%
        10,300   Jackson, Tennessee, Hospital Revenue Refunding Bonds,            4/18 at 100.00              A+         10,233,977
                    Jackson-Madison County General Hospital Project, Series
                    2008, 5.625%, 4/01/38
                 Knox County Health, Educational and Housing Facilities
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002:
         3,000      6.375%, 4/15/22                                               4/12 at 101.00              A1          3,049,560
         2,605      6.500%, 4/15/31                                               4/12 at 101.00              A1          2,577,882
         3,000   Sullivan County Health Educational and Housing Facilities        9/16 at 100.00            BBB+          1,834,770
                    Board, Tennessee, Revenue Bonds, Wellmont Health System,
                    Series 2006C, 5.250%, 9/01/36
------------------------------------------------------------------------------------------------------------------------------------
        18,905   Total Tennessee                                                                                         17,696,189
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 7.4%
         5,000   Alliance Airport Authority, Texas, Special Facilities           12/12 at 100.00            CCC+          1,884,150
                    Revenue Bonds, American Airlines Inc., Series 2007,
                    5.250%, 12/01/29 (Alternative Minimum Tax)
         2,000   Austin Convention Enterprises Inc., Texas, Convention Center     1/17 at 100.00              BB          1,370,780
                    Hotel Revenue Bonds, First Tier Series 2006B, 5.750%,
                    1/01/34
         5,110   Brazos River Authority, Texas, Pollution Control Revenue         4/13 at 101.00            Caa2          2,104,962
                    Refunding Bonds, TXU Electric Company, Series 1999C,
                    7.700%, 3/01/32 (Alternative Minimum Tax)
                 Central Texas Regional Mobility Authority, Travis and
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005:
         4,000      5.000%, 1/01/35 - FGIC Insured                                1/15 at 100.00             AA-          3,071,600
        31,550      5.000%, 1/01/45 - FGIC Insured                                1/15 at 100.00             AA-         23,179,468
        11,000   Harris County-Houston Sports Authority, Texas, Junior Lien         No Opt. Call             AA-          2,813,690
                    Revenue Bonds, Series 2001H, 0.000%, 11/15/27 - MBIA
                    Insured
         2,700   Harris County-Houston Sports Authority, Texas, Senior Lien      11/11 at 100.00             AA-          2,254,176
                    Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA
                    Insured
        12,470   Harris County-Houston Sports Authority, Texas, Third Lien        11/24 at 59.10             AA-          1,879,977
                    Revenue Bonds, Series 2004-A3., 0.000%, 11/15/33 - MBIA
                    Insured
        23,875   Houston, Texas, Hotel Occupancy Tax and Special Revenue            No Opt. Call               A          7,048,616
                    Bonds, Convention and Entertainment Project, Series
                    2001B, 0.000%, 9/01/29 - AMBAC Insured
        10,045   Houston, Texas, Subordinate Lien Airport System Revenue          7/10 at 100.00             AAA         10,199,291
                    Bonds, Series 2000A, 5.875%, 7/01/16 - FSA Insured
                    (Alternative Minimum Tax)
                 Irving Independent School District, Texas, Unlimited Tax
                 School Building Bonds, Series 1997:
         5,685      0.000%, 2/15/10                                                 No Opt. Call             AAA          5,641,623
         3,470      0.000%, 2/15/11                                                 No Opt. Call             AAA          3,374,436
         5,000   Kerrville Health Facilities Development Corporation, Texas,        No Opt. Call            BBB-          3,953,900
                    Revenue Bonds, Sid Peterson Memorial Hospital Project,
                    Series 2005, 5.375%, 8/15/35
        22,060   Leander Independent School District, Williamson and Travis        8/09 at 31.45             AAA          6,833,526
                    Counties, Texas, Unlimited Tax School Building and
                    Refunding Bonds, Series 2000, 0.000%, 8/15/27
                 North Texas Thruway Authority, First Tier System Revenue
                 Refunding Bonds, Capital Appreciation Series 2008I:
        30,000      0.000%, 1/01/42 - AGC Insured                                 1/25 at 100.00             AAA         21,056,398
         5,220      0.000%, 1/01/43                                               1/25 at 100.00              A2          3,383,447
        15,450   North Texas Thruway Authority, First Tier System Revenue           No Opt. Call             AAA          3,095,408
                    Refunding Bonds, Capital Appreciation Series 2008,
                    0.000%, 1/01/36 - AGC Insured

24 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        5,000   Port Corpus Christi Industrial Development Corporation,         10/09 at 101.00             BBB   $      4,475,850
                    Texas, Revenue Refunding Bonds, Valero Refining and
                    Marketing Company, Series 1997A, 5.400%, 4/01/18
         5,000   Richardson Hospital Authority, Texas, Revenue Bonds,            12/13 at 100.00            Baa2          3,605,750
                    Richardson Regional Medical Center, Series 2004, 6.000%,
                    12/01/34
         2,000   Sabine River Authority, Texas, Pollution Control Revenue         7/13 at 101.00             CCC            785,140
                    Refunding Bonds, TXU Electric Company, Series 2003A,
                    5.800%, 7/01/22
         3,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,     5/15 at 100.00              AA          2,891,880
                    4.750%, 5/15/37 - MBIA Insured
        11,585   Tarrant County Cultural & Educational Facilities Financing       2/17 at 100.00             AA-         10,124,132
                    Corporation, Texas, Revenue Bonds, Series 2008, Trust
                    1201, 8.974%, 2/15/36 (IF)
         5,000   Tarrant County Cultural Education Facilities Finance             1/19 at 100.00             AAA          5,370,600
                    Corporation, Texas, Revenue Refunding Bonds, Christus
                    Health, Series 2008, 6.500%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
       226,220   Total Texas                                                                                            130,398,800
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 0.4%
         3,260   Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series     6/15 at 100.00            BBB-          2,755,189
                    2005, 5.000%, 6/01/24 - RAAI Insured
           820   Utah Housing Finance Agency, Single Family Mortgage Bonds,       1/10 at 101.50             AAA            777,606
                    Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                    Minimum Tax)
         3,700   Utah State Board of Regents, Utah State University, Revenue      4/14 at 100.00          AA (4)          4,197,095
                    Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded
                    4/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,780   Total Utah                                                                                               7,729,890
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGIN ISLANDS - 0.1%
         2,500   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00             BBB          1,883,000
                    Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                    7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.4%
         3,000   Fairfax County Economic Development Authority, Virginia,        10/17 at 100.00             N/R          2,055,900
                    Residential Care Facilities Mortgage Revenue Bonds,
                    Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
         4,125   Metropolitan Washington D.C. Airports Authority, Airport        10/12 at 100.00             AA-          4,292,145
                    System Revenue Bonds, Series 2002A, 5.750%, 10/01/16 -
                    FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,125   Total Virginia                                                                                           6,348,045
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 3.8%
         6,400   Cowlitz County Public Utilities District 1, Washington,          9/14 at 100.00             AA-          6,194,176
                    Electric Production Revenue Bonds, Series 2004, 5.000%,
                    9/01/34 - FGIC Insured
        12,500   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00             Aaa         13,483,625
                    Bonds, Columbia Generating Station - Nuclear Project 2,
                    Series 2002B, 6.000%, 7/01/18 - AMBAC Insured
         4,000   Energy Northwest, Washington, Electric Revenue Refunding         7/13 at 100.00             AAA          4,332,680
                    Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                    SYNCORA GTY Insured
         8,200   Washington Public Power Supply System, Revenue Refunding           No Opt. Call             Aaa          7,123,914
                    Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14
         2,500   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R          1,588,075
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
         5,000   Washington State Healthcare Facilities Authority, Revenue       10/16 at 100.00              AA          4,300,750
                    Bonds, Providence Health Care Services, Series 2006A,
                    4.625%, 10/01/34 - FGIC Insured
         7,930   Washington State Housing Finance Commission, Single Family      12/15 at 100.00             Aaa          7,244,689
                    Program Bonds, 2006 Series 3A, 5.000%, 12/01/37
                    (Alternative Minimum Tax)
        18,260   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00             BBB         14,573,306
                    Settlement Asset-Backed Revenue Bonds, Series 2002,
                    6.625%, 6/01/32

                                                           Nuveen Investments 25

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
                 Washington State, Motor Vehicle Fuel Tax General Obligation
                 Bonds, Series 2002-03C:
$        9,000      0.000%, 6/01/29 - MBIA Insured                                  No Opt. Call             AA+   $      3,131,910
        16,195      0.000%, 6/01/30 - MBIA Insured                                  No Opt. Call             AA+          5,252,362
------------------------------------------------------------------------------------------------------------------------------------
        89,985   Total Washington                                                                                        67,225,487
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 2.2%
                 Badger Tobacco Asset Securitization Corporation, Wisconsin,
                 Tobacco Settlement Asset-Backed Bonds, Series 2002:
         6,875      6.125%, 6/01/27 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          7,376,256
        14,750      6.375%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA         16,584,310
         6,000   Wisconsin Health and Educational Facilities Authority,           9/13 at 100.00        BBB+ (4)          7,012,020
                    Revenue Bonds, Franciscan Sisters of Christian Charity
                    Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
                    (Pre-refunded 9/01/13)
         1,000   Wisconsin Health and Educational Facilities Authority,           2/16 at 100.00            BBB+            904,780
                    Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%,
                    2/15/17
         3,750   Wisconsin Health and Educational Facilities Authority,           2/12 at 101.00             AAA          4,234,388
                    Revenue Bonds, Wheaton Franciscan Services Inc., Series
                    2002, 5.750%, 8/15/30 (Pre-refunded 2/15/12)
         3,100   Wisconsin Housing and Economic Development Authority, Home       9/14 at 100.00              AA          2,719,568
                    Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        35,475   Total Wisconsin                                                                                         38,831,322
------------------------------------------------------------------------------------------------------------------------------------
$    2,400,094   Total Investments (cost $1,857,978,637) - 100.4%                                                     1,760,126,193
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (1.6)%                                                                     (28,870,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.2%                                                                    22,298,116
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                 $  1,753,554,309
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after the period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

26 Nuveen Investments

NUW | Nuveen Municipal Value Fund 2
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALASKA - 0.0%
$          155   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3   $         81,167
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                    6/01/46
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 3.0%
         4,000   Maricopa County Pollution Control Corporation, Arizona,          2/19 at 100.00             BBB          4,163,800
                    Pollution Control Revenue Bonds, El Paso Electric
                    Company, Refunding Series 2009A, 7.250%, 2/01/40
         2,035   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call               A          1,379,506
                    Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         6,035   Total Arizona                                                                                            5,543,306
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 9.8%
         2,500   California State Public Works Board, Lease Revenue Bonds,        4/19 at 100.00              A-          2,551,125
                    Department of General Services Buildings 8 & 9, Series
                    2009A, 6.250%, 4/01/34
                 Chawanakee Unified School District, Madera County,
                 California, Certificates of Participation, Series 2009B:
         1,000      7.125%, 5/01/34                                               6/09 at 100.00              A-            999,970
         1,720      7.125%, 5/01/39                                               6/09 at 100.00              A-          1,719,914
         1,125   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            719,179
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.000%, 6/01/33
         1,800   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00               A          1,413,522
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/45
                 Palomar Pomerado Health General Obligation Bonds,
                 California, Election of 2004, Series 2009A:
         9,320      0.000%, 8/01/33 - AGC Insured                                   No Opt. Call             AAA          1,858,501
        10,200      0.000%, 8/01/38 - AGC Insured                                 8/29 at 100.00             AAA          5,267,178
                 Poway Unified School District, San Diego County, California,
                 School Facilities Improvement District 2007-1 General
                 Obligation Bonds, Series 2009A:
         8,000      0.000%, 8/01/32                                                 No Opt. Call             AA-          1,934,160
         8,000      0.000%, 8/01/33                                                 No Opt. Call             AA-          1,819,600
------------------------------------------------------------------------------------------------------------------------------------
        43,665   Total California                                                                                        18,283,149
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 2.6%
         3,605   E-470 Public Highway Authority, Colorado, Toll Revenue            9/20 at 67.94             AA-            805,826
                    Bonds, Series 2004B, 0.000%, 9/01/27 - MBIA Insured
         4,000   Park Creek Metropolitan District, Colorado, Senior Property        No Opt. Call             AAA          4,090,840
                    Tax Supported Revenue Bonds, Series 2009, 6.375%,
                    12/01/37 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,605   Total Colorado                                                                                           4,896,666
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 9.4%
        10,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/19 at 100.00              A2          9,550,600
                    International Airport, Series 2009A, 5.500%, 10/01/41
                    (WI/DD, Settling 5/07/09)
                 Miami-Dade County, Florida, General Obligation Bonds, Build
                 Better Communities Program, Series 2009-B1:
         2,000      5.625%, 7/01/38                                               7/18 at 100.00             AA-          2,017,640
         2,500      6.000%, 7/01/38                                               7/18 at 100.00             AA-          2,599,800

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA (continued)
$        4,500   Tolomato Community Development District, Florida, Special        5/18 at 100.00             N/R   $      3,341,205
                    Assessment Bonds, Series 2007, 6.450%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------
        19,000   Total Florida                                                                                           17,509,245
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 11.9%
         5,000   Illinois Finance Authority, Revenue Bonds, Northwestern          8/19 at 100.00             AA+          5,126,800
                    Memorial Hospital, Series 2009A, 6.000%, 8/15/39
         3,500   Illinois Finance Authority, Revenue Bonds, OSF Healthcare        5/19 at 100.00               A          3,576,545
                    System, Series 2009A, 7.125%, 11/15/37
         5,000   Illinois Finance Authority, Revenue Bonds, Rush University      11/18 at 100.00              A-          5,230,300
                    Medical Center Obligated Group, Series 2009A and 2009B,
                    7.250%, 11/01/38
         3,995   Illinois Finance Authority, Student Housing Revenue Bonds,       5/17 at 100.00            Baa3          2,829,738
                    Educational Advancement Fund Inc., Refunding Series
                    2007A, 5.250%, 5/01/34
        28,000   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AAA          5,341,840
                    Revenue Bonds, McCormick Place Expansion Project, Series
                    2002A, 0.000%, 12/15/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        45,495   Total Illinois                                                                                          22,105,223
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 5.3%
         5,000   Indiana Finance Authority, Hospital Revenue Bonds, Deaconess     3/19 at 100.00              A+          5,013,600
                    Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39
         3,650   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00             BBB          2,850,541
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
         2,000   Indiana Municipal Power Agency, Power Supply System Revenue      1/19 at 100.00              A+          2,067,980
                    Bonds, Series 2009B, 6.000%, 1/01/39
------------------------------------------------------------------------------------------------------------------------------------
        10,650   Total Indiana                                                                                            9,932,121
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.9%
         3,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          1,683,030
                    Revenue Bonds, Series 2005C, 5.375%, 6/01/38
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 7.0%
         5,000   Louisiana Citizens Property Insurance Corporation,               6/18 at 100.00             AAA          5,194,750
                    Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25
                    (WI/DD, Settling 5/06/09)
                 Louisiana Public Facilities Authority, Revenue Bonds,
                 Ochsner Clinic Foundation Project, Series 2007A:
         7,000      5.375%, 5/15/43                                               5/17 at 100.00              A3          5,158,230
           275      5.500%, 5/15/47                                               5/17 at 100.00              A3            205,469
         3,195   St John Baptist Parish, Louisiana, Revenue Bonds, Marathon       6/17 at 100.00            BBB+          2,467,722
                    Oil Corporation, Series 2007A, 5.125%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
        15,470   Total Louisiana                                                                                         13,026,171
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 1.0%
         1,000   Massachusetts Turnpike Authority, Metropolitan Highway           7/09 at 101.00               A            800,800
                    System Revenue Bonds, Subordinate Series 1999A, 4.750%,
                    1/01/34 - AMBAC Insured
         1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan       8/19 at 100.00             AAA          1,082,190
                    Program Bonds, Series 2009-14, 12.598%, 8/01/38 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         2,000   Total Massachusetts                                                                                      1,882,990
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 2.3%
         5,000   Detroit, Michigan, Second Lien Sewerage Disposal System          7/15 at 100.00             AA-          4,233,300
                    Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEVADA - 3.1%
$          250   Clark County, Nevada, Senior Lien Airport Revenue Bonds,           No Opt. Call             Aa2   $        228,945
                    Series 2005A, 5.000%, 7/01/40 - AMBAC Insured
         5,415   Las Vegas Redevelopment Agency, Nevada, Tax Increment            6/19 at 100.00               A          5,553,786
                    Revenue Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
         5,665   Total Nevada                                                                                             5,782,731
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 2.9%
                 New Jersey Educational Facilities Authority Revenue Refunding
                 Bonds, University of Medicine and Dentistry of New Jersey
                 Issue, Series 2009 B:
         2,135      7.125%, 12/01/23                                              6/19 at 100.00            Baa2          2,227,616
         3,000      7.500%, 12/01/32                                              6/19 at 100.00            Baa2          3,069,930
------------------------------------------------------------------------------------------------------------------------------------
         5,135   Total New Jersey                                                                                         5,297,546
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 1.5%
         3,000   Liberty Development Corporation, New York, Goldman Sachs           No Opt. Call              A1          2,730,120
                    Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 5.7%
         5,000   American Municipal Power Ohio INC Prairie State Energy           2/19 at 100.00             AAA          5,172,000
                    Campus Project Revenue Bonds Series 2009 A, 5.750%,
                    2/15/39 - AGC Insured
         5,500   Buckeye Tobacco Settlement Financing Authority, Ohio,            6/17 at 100.00             BBB          3,410,330
                    Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                    Lien, Series 2007A-2, 6.500%, 6/01/47
         2,000   Ohio State Higher Educational Facilities Commission,             1/15 at 100.00               A          2,028,020
                    Hospital Revenue Bonds, University Hospitals Health
                    System, Series 2009, 6.750%, 1/15/39
------------------------------------------------------------------------------------------------------------------------------------
        12,500   Total Ohio                                                                                              10,610,350
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 2.3%
         4,390   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00            BBB-          4,234,111
                    Senior Lien Series 2008A, 6.000%, 7/01/44
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 2.9%
         3,000   Rhode Island Health and Educational Building Corporation         5/19 at 100.00              A-          3,053,940
                    Hospital Financing Revenue Bonds, Lifespan Obligated
                    Group Issue, Series 2009A, 7.000%, 5/15/39
         3,220   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB          2,372,432
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
         6,220   Total Rhode Island                                                                                       5,426,372
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 5.9%
        13,510   Leander Independent School District, Williamson and Travis        8/17 at 27.35             AAA          2,300,213
                    Counties, Texas, General Obligation Bonds, Series 2008,
                    0.000%, 8/15/39
         5,300   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3          5,008,659
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
         5,000   Richardson Hospital Authority, Texas, Revenue Bonds,            12/13 at 100.00            Baa2          3,605,750
                    Richardson Regional Medical Center, Series 2004, 6.000%,
                    12/01/34
------------------------------------------------------------------------------------------------------------------------------------
        23,810   Total Texas                                                                                             10,914,622
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 1.1%
         2,000   Washington County Industrial Development Authority,              1/19 at 100.00            BBB+          2,047,420
                    Virginia, Hospital Revenue Bonds, Mountain States Health
                    Alliance, Series 2009C, 7.750%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 9.0%
$          250   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00            AAA    $        268,228
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    6.125%, 6/01/27 (Pre-refunded 6/01/12)
         5,000   Wisconsin Health and Educational Facilities Authority,           4/13 at 100.00            BBB+          4,483,600
                    Revenue Bonds, Aurora Healthcare Inc., Series 2003,
                    6.400%, 4/15/33
         1,500   Wisconsin Health and Educational Facilities Authority,           2/19 at 100.00              A+          1,508,925
                    Revenue Bonds, ProHealth Care, Inc. Obligated Group,
                    Series 2009, 6.625%, 2/15/39
        10,000   Wisconsin State, General Fund Annual Appropriation Revenue       5/19 at 100.00             AA-         10,577,900
                    Bonds, Series 2009A, 6.000%, 5/01/36
------------------------------------------------------------------------------------------------------------------------------------
        16,750   Total Wisconsin                                                                                         16,838,653
------------------------------------------------------------------------------------------------------------------------------------
$      237,545   Total Long-Term Investments (cost $156,951,354) - 87.6%                                                163,058,293
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 6.4%

                 FLORIDA - 6.4%

$       11,875   Broward County School Board, Florida, Certificates of            5/09 at 100.00          VMIG-1         11,875,000
                    Participation, Variable Rate Demand Obligations, Series
                    2005B, 0.500%, 7/01/21 - FSA Insured (4)
==============----------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $11,875,000)                                                         11,875,000
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $168,826,354) - 94.0%                                                          174,933,293
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 6.0%                                                                    11,237,562
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                $     186,170,855
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after the period end.

(4) Investment has a maturity of more than one year but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NMI | Nuveen Municipal Income Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.6%
$        1,000   Courtland Industrial Development Board, Alabama, Solid Waste     6/15 at 100.00             BBB   $        712,270
                    Revenue Bonds, International
                 Paper Company Project, Series 2005A, 5.200%, 6/01/25
                    (Alternative Minimum Tax)
           690   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00             BBB            528,726
                    Environmental Improvement Revenue Bonds, MeadWestvaco
                    Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,690   Total Alabama                                                                                            1,240,996
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 17.4%
         5,530   Adelanto School District, San Bernardino County, California,       No Opt. Call             AA-          2,953,020
                    General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                    MBIA Insured
                 Brea Olinda Unified School District, California, General
                 Obligation Bonds, Series 1999A:
         2,000      0.000%, 8/01/21 - FGIC Insured                                  No Opt. Call             AA-          1,072,000
         2,070      0.000%, 8/01/22 - FGIC Insured                                  No Opt. Call             AA-          1,035,952
         2,120      0.000%, 8/01/23 - FGIC Insured                                  No Opt. Call             AA-            974,670
         1,000   California Health Facilities Financing Authority, Revenue        4/16 at 100.00              A+            873,820
                    Bonds, Kaiser Permanante System, Series 2006, 5.250%,
                    4/01/39
           250   California Housing Finance Agency, California, Home Mortgage     2/17 at 100.00             Aa2            187,513
                    Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative
                    Minimum Tax)
         3,000   California State Public Works Board, Lease Revenue Bonds,        6/14 at 100.00              A-          2,764,560
                    Department of Mental Health, Coalinga State Hospital,
                    Series 2004A, 5.000%, 6/01/25
         1,000   California Statewide Community Development Authority,            7/15 at 100.00             BBB            628,940
                    Revenue Bonds, Daughters of Charity Health System, Series
                    2005A, 5.000%, 7/01/39
         1,000   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            575,800
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.750%, 6/01/47
         2,000   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA          2,340,980
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13) (4)
           500   Lake Elsinore Public Finance Authority, California, Local       10/13 at 102.00             N/R            399,255
                    Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
                    10/01/33
------------------------------------------------------------------------------------------------------------------------------------
        20,470   Total California                                                                                        13,806,510
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 6.3%
           760   Colorado Educational and Cultural Facilities Authority,          7/12 at 100.00             BBB            650,864
                    Charter School Revenue Bonds, Douglas County School
                    District RE-1 - DCS Montessori School, Series 2002A,
                    6.000%, 7/15/22
           410   Colorado Educational and Cultural Facilities Authority,          8/11 at 100.00             AAA            461,123
                    Charter School Revenue Bonds, Peak-to-Peak Charter
                    School, Series 2001, 7.500%, 8/15/21 (Pre-refunded
                    8/15/11)
         1,000   Colorado Educational and Cultural Facilities Authority,          6/11 at 100.00         Ba1 (5)          1,125,300
                    Charter School Revenue Bonds, Weld County School District
                    6 - Frontier Academy, Series 2001, 7.375%, 6/01/31
                    (Pre-refunded 6/01/11)
         1,000   Colorado Health Facilities Authority, Revenue Bonds,             6/16 at 100.00              A-            742,660
                    Evangelical Lutheran Good Samaritan Society, Series 2005,
                    5.000%, 6/01/35
         2,000   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00              A+          2,030,720
                    Refunding Bonds, Series 2000A, 6.000%, 11/15/16 - AMBAC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         5,170   Total Colorado                                                                                           5,010,667
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONNECTICUT - 2.3%
$        1,480   Capitol Region Education Council, Connecticut, Revenue          10/09 at 100.00             BBB   $      1,480,873
                    Bonds, Series 1995, 6.750%, 10/15/15
           395   Eastern Connecticut Resource Recovery Authority, Solid Waste     7/09 at 100.00             BBB            382,550
                    Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                    5.500%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,875   Total Connecticut                                                                                        1,863,423
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 2.6%
           155   Dade County Industrial Development Authority, Florida,           6/09 at 100.00             N/R            130,445
                    Revenue Bonds, Miami Cerebral Palsy Residential Services
                    Inc., Series 1995, 8.000%, 6/01/22
         1,250   Martin County Industrial Development Authority, Florida,         6/09 at 100.00             BB+          1,065,563
                    Industrial Development Revenue Bonds, Indiantown
                    Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                    (Alternative Minimum Tax)
           600   Martin County Industrial Development Authority, Florida,         6/09 at 100.00             BB+            526,494
                    Industrial Development Revenue Refunding Bonds,
                    Indiantown Cogeneration LP, Series 1995B, 8.050%,
                    12/15/25 (Alternative Minimum Tax)
           670   Tolomato Community Development District, Florida, Special        5/14 at 101.00             N/R            379,314
                    Assessment Bonds, Series 2006, 5.400%, 5/01/37
------------------------------------------------------------------------------------------------------------------------------------
         2,675   Total Florida                                                                                            2,101,816
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 9.8%
         1,060   Chicago, Illinois, Tax Increment Allocation Bonds,               7/09 at 100.00             N/R          1,059,852
                    Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
                    1/01/14
         1,500   Illinois Development Finance Authority, Pollution Control        6/09 at 100.00            BBB-          1,300,710
                    Revenue Refunding Bonds - CIPS Debt, Series 1993C-2,
                    5.950%, 8/15/26
           500   Illinois Development Finance Authority, Revenue Bonds,          12/12 at 100.00         BBB (5)            576,555
                    Chicago Charter School Foundation, Series 2002A, 6.125%,
                    12/01/22 (Pre-refunded 12/01/12)
         2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00             AAA          1,764,540
                    Memorial Hospital, Tender Option Bond Trust 2008-1098,
                    9.324%, 8/15/33 - AGC Insured (IF)
         1,550   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa          1,714,874
                    Medical Center, Series 2002, 5.500%, 5/15/32
                    (Pre-refunded 5/15/12)
         1,305   North Chicago, Illinois, General Obligation Bonds, Series       11/15 at 100.00             AA-          1,322,343
                    2005B, 5.000%, 11/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,915   Total Illinois                                                                                           7,738,874
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.4%
         2,000   Indiana Health Facility Financing Authority, Hospital            8/12 at 101.00            Baa1          1,637,640
                    Revenue Bonds, Riverview Hospital, Series 2002, 6.125%,
                    8/01/31
         1,150   Whitley County, Indiana, Solid Waste and Sewerage Disposal      11/10 at 102.00             N/R          1,037,139
                    Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                    11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,150   Total Indiana                                                                                            2,674,779
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 1.9%
         1,500   Louisville-Jefferson County Metropolitan Government,             2/18 at 100.00              A+          1,502,340
                    Kentucky, Health Facilities Revenue Bonds, Jewish
                    Hospital & Saint Mary's HealthCare Inc. Project, Series
                    2008, 6.125%, 2/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 2.6%
           500   Louisiana Local Government Environmental Facilities and          1/19 at 100.00             AAA            502,900
                    Community Development Authority, Revenue Refunding Bonds,
                    City of Shreveport Airport System Project, Series 2008A,
                    5.750%, 1/01/28 - FSA Insured
                 Louisiana Public Facilities Authority, Extended Care
                 Facilities Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994:
           125      11.000%, 2/01/14 (ETM)                                          No Opt. Call         N/R (5)            154,616
         1,130      11.000%, 2/01/14 (ETM)                                          No Opt. Call         N/R (5)          1,397,516
------------------------------------------------------------------------------------------------------------------------------------
         1,755   Total Louisiana                                                                                          2,055,032
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MARYLAND - 1.0%
$        1,000   Maryland Energy Financing Administration, Revenue Bonds, AES     9/09 at 100.00             N/R   $        762,940
                    Warrior Run Project, Series 1995, 7.400%, 9/01/19
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 1.8%
           335   Massachusetts Development Finance Agency, Resource Recovery     12/09 at 102.00             BBB            313,868
                    Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                    6.700%, 12/01/14 (Alternative Minimum Tax)
         1,500   Massachusetts Development Finance Agency, Revenue Bonds,         1/17 at 100.00             N/R            858,090
                    Boston Architectural College, Series 2006, 5.000%,
                    1/01/37 - ACA Insured
           270   Massachusetts Industrial Finance Agency, Resource Recovery       6/09 at 102.00             BBB            249,863
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,105   Total Massachusetts                                                                                      1,421,821
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 3.5%
         1,000   Delta County Economic Development Corporation, Michigan,         4/12 at 100.00             AAA          1,143,800
                    Environmental Improvement Revenue Refunding Bonds,
                    MeadWestvaco Corporation - Escanaba Paper Company, Series
                    2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12)
                    (Alternative Minimum Tax)
         1,880   Michigan State Hospital Finance Authority, Hospital Revenue      7/09 at 100.00              BB          1,652,858
                    Refunding Bonds, Sinai Hospital, Series 1995, 6.625%,
                    1/01/16
------------------------------------------------------------------------------------------------------------------------------------
         2,880   Total Michigan                                                                                           2,796,658
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 4.4%
         4,450   Missouri Environmental Improvement and Energy Resources         12/16 at 100.00             AAA          3,489,690
                    Authority, Water Facility Revenue Bonds,
                    Missouri-American Water Company, Series 2006, 4.600%,
                    12/01/36 - AMBAC Insured (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 1.0%
         1,200   Montana Board of Investments, Exempt Facility Revenue Bonds,     7/10 at 101.00              B-            825,384
                    Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 1.2%
         1,000   Washington County, Nebraska, Wastewater Facilities Revenue      11/12 at 101.00               A            982,340
                    Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 6.2%
         1,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00            BBB+          1,003,980
                    Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 - RAAI
                    Insured
         3,650   Yates County Industrial Development Agency, New York,            2/11 at 101.00             AAA          3,909,005
                    FHA-Insured Civic Facility Mortgage Revenue Bonds,
                    Soldiers and Sailors Memorial Hospital, Series 2000A,
                    6.000%, 2/01/41
------------------------------------------------------------------------------------------------------------------------------------
         4,650   Total New York                                                                                           4,912,985
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 3.7%
           520   Buckeye Tobacco Settlement Financing Authority, Ohio,            6/17 at 100.00             BBB            292,120
                    Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                    Lien, Series 2007A-2, 5.875%, 6/01/47
         1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,            8/16 at 100.00               A            737,850
                    Firelands Regional Medical Center Project, Series 2006,
                    5.250%, 8/15/46
         2,200   Ohio Water Development Authority, Solid Waste Disposal           9/09 at 102.00             N/R          1,869,846
                    Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                    9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,720   Total Ohio                                                                                               2,899,816
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 1.9%
         1,080   Allegheny County Hospital Development Authority,                11/10 at 102.00             AAA          1,237,507
                    Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                    System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded
                    11/15/10)

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (continued)
$          305   Carbon County Industrial Development Authority,                    No Opt. Call            BBB-   $        306,122
                    Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                    Panther Creek Partners Project, Series 2000, 6.650%,
                    5/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,385   Total Pennsylvania                                                                                       1,543,629
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.9%
         1,000   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB            738,450
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 6.7%
         2,500   Greenville County School District, South Carolina,              12/12 at 101.00              AA          2,736,175
                    Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                    12/01/13
           475   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call        Baa1 (5)            627,508
                    Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC
                    Insured (ETM)
         1,105   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00              A-            998,445
                    Development Revenue Bonds, Bon Secours Health System
                    Inc., Series 2002B, 5.625%, 11/15/30
           895   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00         BBB (5)            939,616
                    Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                    2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
         4,975   Total South Carolina                                                                                     5,301,744
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 3.7%
         1,000   Knox County Health, Educational and Housing Facilities           4/12 at 101.00              A1          1,016,520
                    Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                    System of East Tennessee Inc., Series 2002, 6.375%,
                    4/15/22
                 Shelby County Health, Educational and Housing Facilities
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002:
           375      6.500%, 9/01/26 (Pre-refunded 9/01/12)                        9/12 at 100.00             AAA            436,515
           625      6.500%, 9/01/26 (Pre-refunded 9/01/12)                        9/12 at 100.00             AAA            727,525
         1,500   Sumner County Health, Educational, and Housing Facilities       11/17 at 100.00             N/R            761,865
                    Board, Tennessee, Revenue Refunding Bonds, Sumner
                    Regional Health System Inc., Series 2007, 5.500%, 11/01/37
------------------------------------------------------------------------------------------------------------------------------------
         3,500   Total Tennessee                                                                                          2,942,425
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 10.0%
         1,500   Cameron Education Finance Corporation, Texas, Charter School     8/16 at 100.00            BBB-            876,870
                    Revenue Bonds, Faith Family Academy Charter School,
                    Series 2006A, 5.250%, 8/15/36 - ACA Insured
         2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and         4/12 at 100.00            BBB+          1,659,800
                    Solid Waste Disposal Revenue Bonds, Anheuser Busch
                    Company, Series 2002, 5.900%, 4/01/36 (Alternative
                    Minimum Tax)
         2,000   Matagorda County Navigation District 1, Texas,                  10/13 at 101.00             AA-          1,774,080
                    Collateralized Revenue Refunding Bonds, Houston Light and
                    Power Company, Series 1995, 4.000%, 10/15/15 - MBIA
                    Insured
         1,000   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3            888,845
                    Refunding Bonds, Tender Option Bond Trust 2903, 17.140%,
                    1/01/38 (IF)
                 Weslaco Health Facilities Development Corporation, Texas,
                 Hospital Revenue Bonds, Knapp Medical Center, Series 2002:
         2,000      6.250%, 6/01/25                                               6/12 at 100.00            BBB+          2,252,160
            50      6.250%, 6/01/32                                               6/12 at 100.00            BBB+             56,304
         1,000   West Texas Independent School District, McLennan and Hill         8/13 at 51.84             AAA            417,150
                    Counties, General Obligation Refunding Bonds, Series
                    1998, 0.000%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
         9,550   Total Texas                                                                                              7,925,209
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGIN ISLANDS - 3.1%
         2,545   Virgin Islands Public Finance Authority, Senior Lien            10/14 at 100.00             BBB          2,448,086
                    Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 VIRGINIA - 3.1%
$        1,000   Chesterfield County Industrial Development Authority,           11/10 at 102.00            Baa1   $      1,035,390
                    Virginia, Pollution Control Revenue Bonds, Virginia
                    Electric and Power Company, Series 1987A, 5.875%, 6/01/17
         1,500   Mecklenburg County Industrial Development Authority,            10/12 at 100.00            Baa1          1,395,255
                    Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                    Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,500   Total Virginia                                                                                           2,430,645
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 0.4%
           500   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R            317,615
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 0.7%
           550   Mason County, West Virginia, Pollution Control Revenue          10/11 at 100.00             BBB            533,236
                    Bonds, Appalachian Power Company, Series 2003L, 5.500%,
                    10/01/22
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 1.2%
         1,000   Wisconsin Health and Educational Facilities Authority,          10/11 at 100.00             BBB            977,190
                    Revenue Bonds, Carroll College Inc., Series 2001, 6.250%,
                    10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$       94,710   Total Investments (cost $86,083,700) - 102.4%                                                           81,244,300
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.2)%                                                                      (3,335,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.8%                                                                     1,439,926
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                 $     79,349,226
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after the period end.

(4)   Portion of investment has been pledged as collateral for Recourse Trusts.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond on an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 35

| Statement of ASSETS & LIABILITIES April 30, 2009 (Unaudited)

                                                                MUNICIPAL VALUE   MUNICIPAL VALUE 2   MUNICIPAL INCOME
                                                                           (NUV)               (NUW)              (NMI)
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,857,978,637, $168,826,354 and
   $86,083,700, respectively)                                  $  1,760,126,193   $     174,933,293   $     81,244,300
Cash                                                                         --          24,862,665            325,262
Receivables:
   Interest                                                          29,373,153           1,807,020          1,548,783
   Investments sold                                                   3,402,450               5,000            310,000
Other assets                                                            172,147                  --              6,477
-----------------------------------------------------------------------------------------------------------------------
      Total assets                                                1,793,073,943         201,607,978         83,434,822
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                            28,870,000                  --          3,335,000
Cash overdraft                                                        2,841,222                  --                 --
Payables:
   Investments purchased                                                     --          14,633,646            368,878
   Dividends                                                          6,312,435             300,362            305,238
Accrued expenses:
   Management fees                                                      818,078              87,680             41,757
   Organization and offering costs                                           --             385,000                 --
   Other                                                                677,899              30,435             34,723
-----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              39,519,634          15,437,123          4,085,596
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                     $  1,753,554,309   $     186,170,855   $     79,349,226
=======================================================================================================================
Shares outstanding                                                  196,332,013          12,607,000          8,157,632
=======================================================================================================================
Net asset value per share outstanding                          $           8.93   $           14.77   $           9.73
=======================================================================================================================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                               $      1,963,320   $         126,070   $         81,576
Paid-in surplus                                                   1,850,341,804         180,091,205         91,263,733
Undistributed (Over-distribution of) net investment income            3,858,197            (154,898)           697,119
Accumulated net realized gain (loss) from investments and
   derivative transactions                                           (4,756,568)              1,539         (7,853,802)
Net unrealized appreciation (depreciation) of investments           (97,852,444)          6,106,939         (4,839,400)
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                     $  1,753,554,309   $     186,170,855   $     79,349,226
=======================================================================================================================
Authorized shares                                                   350,000,000           Unlimited        200,000,000
=======================================================================================================================

                                 See accompanying notes to financial statements.

36 Nuveen Investments

| Statement of OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

                                                                 MUNICIPAL VALUE  MUNICIPAL VALUE 2   MUNICIPAL INCOME
                                                                            (NUV)              (NUW)*             (NMI)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                              $     52,909,429   $         926,346   $      2,609,309
-----------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                       4,817,313             177,623            246,710
Shareholders' servicing agent fees and expenses                         185,141                 915              9,666
Interest expense on floating rate obligations                           144,531                  --             15,717
Custodian's fees and expenses                                           136,671               6,852             11,316
Directors'/Trustees' fees and expenses                                   32,875               1,662              1,517
Professional fees                                                        57,661               4,204              6,033
Shareholders' reports - printing and mailing expenses                   237,432              14,006             16,756
Stock exchange listing fees                                              34,336                  --              4,601
Investor relations expense                                               30,196               3,682              1,969
Other expenses                                                           29,653                 846              3,977
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            5,705,809             209,790            318,262
   Custodian fee credit                                                  (8,722)               (946)            (1,773)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          5,697,087             208,844            316,489
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                47,212,342             717,502          2,292,820
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                       (1,216,758)              1,539            (39,338)
   Futures                                                                   --                  --            196,281
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       64,439,649           6,106,939          3,157,647
   Futures                                                                   --                  --            100,144
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              63,222,891           6,108,478          3,414,734
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          $    110,435,233   $       6,825,980   $      5,707,554
=======================================================================================================================

*For the period February 25, 2009 (commencement of operations) through April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

| Statement of CHANGES in NET ASSETS(Unaudited)

                                               MUNICIPAL VALUE (NUV)        MUNICIPAL VALUE 2 (NUW)      MUNICIPAL INCOME (NMI)
                                        ----------------------------------  -----------------------  -----------------------------
                                                                            FOR THE PERIOD 2/25/09
                                             SIX MONTHS                              (COMMENCEMENT     SIX MONTHS
                                                  ENDED        YEAR ENDED            OF OPERATIONS)         ENDED      YEAR ENDED
                                                4/30/09          10/31/08          THROUGH 4/30/09        4/30/09        10/31/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $    47,212,342   $    92,078,698   $              717,502   $  2,292,820   $   4,315,417
Net realized gain (loss) from:
   Investments                               (1,216,758)       (3,904,828)                   1,539        (39,338)       (120,921)
   Futures                                           --                --                       --        196,281          56,305
Change in net unrealized
   appreciation (depreciation) of:
   Investments                               64,439,649      (287,804,822)               6,106,939      3,157,647     (12,150,685)
   Futures                                           --                --                       --        100,144        (100,144)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                   110,435,233      (199,630,952)               6,825,980      5,707,554      (8,000,028)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                  (46,278,230)      (91,737,819)                (872,400)    (2,094,469)     (4,095,547)
From accumulated net realized gains                  --        (5,519,843)                      --             --              --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
distributions to shareholders               (46,278,230)      (97,257,662)                (872,400)    (2,094,469)     (4,095,547)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale at shares,
   net of offering costs                             --                --              180,117,000             --              --
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions              4,979,624         6,771,749                       --        183,041         224,555
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions            4,979,624         6,771,749              180,117,000        183,041         224,555
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets        69,136,627      (290,116,865)             186,070,580      3,796,126     (11,871,020)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of period     1,684,417,682     1,974,534,547                  100,275     75,553,100      87,424,120
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period         $ 1,753,554,309   $ 1,684,417,682   $          186,170,855   $ 79,349,226   $  75,553,100
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period                    $     3,858,197   $     2,924,085   $             (154,898)  $    697,119   $     498,768
==================================================================================================================================

                                 See accompanying notes to financial statements.

38 Nuveen Investments

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen Municipal Value Fund 2 (NUW) and Nuveen Municipal Income Fund, Inc. (NMI) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Prior to the commencement of operations, Municipal Value Fund 2 (NUW) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Advisor"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expense ($15,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund's primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain US territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in absence of a pricing service for a particular investment, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, Municipal Value 2 (NUW) had outstanding when issued/delayed delivery purchase commitments of $14,559,550. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                                                           Nuveen Investments 39

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended April 30, 2009, Municipal Value (NUV) and Municipal Income (NMI) invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. During the period February 25, 2009 (commencement of operations) through April 30, 2009, Municipal Value 2 (NUW) invested in externally-deposited inverse floaters.

40 Nuveen Investments

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                         MUNICIPAL      MUNICIPAL     MUNICIPAL
                                        VALUE (NUV)  VALUE 2 (NUW)  INCOME (NMI)
--------------------------------------------------------------------------------
Maximum exposure                       $ 7,500,000   $  2,000,000   $ 3,005,000
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2009, were as follows:

                                                        MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Average floating rate obligations                    $ 28,870,000   $ 3,335,000
Average annual interest rate and fees                        1.01%         0.95%
================================================================================

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Municipal Income (NMI) invested in futures contracts during the six months ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses ($15,000) and pay all offering costs (other than the sales load) that exceed $.03 per share of Municipal Value 2 (NUW) share. Municipal Value 2's (NUW) share of offering costs ($378,000) were recorded as reductions of the proceeds from the sale of shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

                                                           Nuveen Investments 41

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2009:

MUNICIPAL VALUE (NUV)      LEVEL 1           LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------
Investments                $    --   $ 1,760,126,193   $    --   $ 1,760,126,193
================================================================================

MUNICIPAL VALUE 2 (NUW)    LEVEL 1           LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------
Investments                $    --   $   174,933,293   $    --   $   174,933,293
================================================================================

MUNICIPAL INCOME (NMI)     LEVEL 1           LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------
Investments                $    --   $    81,244,300   $    --   $    81,244,300
================================================================================

3. FUND SHARES

On July 30, 2008, Municipal Value's (NUV) and Municipal Income's (NMI) Board of Directors approved a program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares. Municipal Value (NUV) and Municipal Income (NMI) did not repurchase any of their shares during the six months ended April 30, 2009, or the fiscal year ended October 31, 2008.

Transactions in shares were as follows:

                                               MUNICIPAL VALUE (NUV)     MUNICIPAL VALUE 2 (NUW)     MUNICIPAL INCOME (NMI)
                                               ---------------------   ---------------------------   ----------------------
                                               SIX MONTHS       YEAR        FOR THE PERIOD 2/25/09   SIX MONTHS        YEAR
                                                    ENDED      ENDED   (COMMENCEMENT OF OPERATIONS)       ENDED       ENDED
                                                  4/30/09   10/31/08               THROUGH 4/30/09      4/30/09    10/31/08
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                            --         --                    12,600,000           --          --
Shares issued to shareholders
   due to reinvestment of distributions           575,571    709,000                            --       19,503      21,474
===========================================================================================================================

42 Nuveen Investments

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2009, were as follows:

                                      MUNICIPAL       MUNICIPAL       MUNICIPAL
                                     VALUE (NUV)   VALUE 2 (NUW)*   INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                         $  65,614,492   $ 156,774,187   $   4,661,629
Sales and maturities                 35,834,760           5,000       4,301,570
================================================================================

* For the period February 25, 2009 (commencement of operations) through April 30, 2009.

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investments transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

                                      MUNICIPAL       MUNICIPAL       MUNICIPAL
                                     VALUE (NUV)   VALUE 2 (NUW)    INCOME (NMI)
--------------------------------------------------------------------------------
Cost of investments             $ 1,825,540,903   $ 168,741,438   $  82,625,454
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                                      MUNICIPAL       MUNICIPAL       MUNICIPAL
                                     VALUE (NUV)   VALUE 2 (NUW)    INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                   $  91,324,135   $   6,673,784   $   3,547,550
   Depreciation                    (185,608,084)       (481,929)     (8,265,884)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments  $ (94,283,949)  $   6,191,855   $  (4,718,334)
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' last tax year end, were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *             $   6,114,417   $     730,247
Undistributed net ordinary income **                    394,292           3,695
Undistributed net long-term capital gains                    --              --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income          $  91,392,283   $   4,094,646
Distributions from net ordinary income **               333,473              --
Distributions from net long-term capital gains        5,504,256              --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                           Nuveen Investments 43

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

At October 31, 2008, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2011                                 $        --   $   6,864,744
   October 31, 2012                                          --         916,759
   October 31, 2013                                          --         165,764
   October 31, 2016                                   2,828,731         164,175
--------------------------------------------------------------------------------
   Total                                            $ 2,828,731   $   8,111,442
================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund, and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

                                                           MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                     GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

44 Nuveen Investments

Municipal Value 2's (NUW) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily managed assets of the Fund as follows:

                                                         MUNICIPAL VALUE 2 (NUW)
AVERAGE DAILY MANAGED NET ASSETS (1)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4000%
For the next $125 million                                                 .3875
For the next $250 million                                                 .3750
For the next $500 million                                                 .3625
For the next $1 billion                                                   .3500
For net assets over $2 billion                                            .3375
================================================================================

Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee and Municipal Value's (NUV) gross interest income fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:
                                                                  EFFECTIVE RATE
COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)                 AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

                                                           Nuveen Investments 45

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                                         MUNICIPAL      MUNICIPAL     MUNICIPAL
                                        VALUE (NUV)  VALUE 2 (NUW)  INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                      $    .0390   $      .0750   $     .0445
================================================================================

46 Nuveen Investments

| Financial HIGHLIGHTS (Unaudited)

                                                           Nuveen Investments 47

| Financial HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

                                          Investment Operations            Less Distributions
                                    --------------------------------  ---------------------------
                                                       Net                                                    Ending
                         Beginning         Net    Realized/                  Net                                 Net   Ending
                         Net Asset  Investment   Unrealized           Investment  Capital          Offering    Asset   Market
                             Value      Income  Gain (Loss)    Total      Income    Gains   Total     Costs    Value    Value
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                  $    8.60  $      .24  $       .33  $   .57  $     (.24) $    --  $ (.24) $     --  $  8.93  $  9.17
2008                         10.12         .47        (1.49)   (1.02)       (.47)    (.03)   (.50)       --     8.60     8.65
2007                         10.39         .46         (.23)     .23        (.47)    (.03)   (.50)       --    10.12     9.49
2006                         10.15         .47          .26      .73        (.47)    (.02)   (.49)       --    10.39    10.16
2005                         10.11         .47          .10      .57        (.47)    (.06)   (.53)       --    10.15     9.58
2004                          9.92         .48          .26      .74        (.49)    (.06)   (.55)       --    10.11     9.36

MUNICIPAL VALUE 2 (NUW)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                      14.33         .06          .48      .54        (.07)      --    (.07)     (.03)   14.77    14.73

MUNICIPAL INCOME (NMI)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                       9.28         .28          .43      .71        (.26)      --    (.26)       --     9.73    10.21
2008                         10.77         .53        (1.52)    (.99)       (.50)      --    (.50)       --     9.28     9.89
2007                         11.04         .52         (.28)     .24        (.51)      --    (.51)       --    10.77    10.49
2006                         10.86         .53          .16      .69        (.51)      --    (.51)       --    11.04    10.50
2005                         10.76         .54          .09      .63        (.53)      --    (.53)       --    10.86    10.56
2004                         10.41         .56          .32      .88        (.53)      --    (.53)       --    10.76    10.08
=============================================================================================================================

Nuveen Investments 48

                                                            Ratios/Supplemental Data
                                             --------------------------------------------------------
                                                               Ratios to Average Net Assets
                            Total Returns                          Before Credit/Refund
                         ------------------              ----------------------------------------
                                   Based on      Ending
                         Based on       Net         Net   Expenses       Expenses             Net
                           Market     Asset      Assets  Including      Excluding      Investment
                            Value*    Value*       (000)  Interest(a)    Interest(a)       Income
-----------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      8.91%     6.69% $1,753,554        .68%***        .66%***        5.61%***
2008                        (3.93)   (10.51)  1,684,418        .65            .61            4.86
2007                        (1.90)     2.22   1,974,535        .62            .59            4.53
2006                        11.51      7.40   2,025,964        .59            .59            4.60
2005                         8.25      5.73   1,979,396        .60            .60            4.64
2004                         9.01      7.77   1,971,925        .62            .62            4.83

MUNICIPAL VALUE 2 (NUW)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                     (1.30)     3.59     186,171        .69***         .69***         2.35***

MUNICIPAL INCOME (NMI)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      6.05      7.74      79,349        .84***         .80***         6.03***
2008                        (1.01)    (9.53)     75,553        .86            .76            5.08
2007                         4.78      2.23      87,424        .86            .75            4.76
2006                         4.42      6.50      89,605        .76            .76            4.83
2005                        10.21      5.93      88,147        .78            .78            4.99
2004                        10.34      8.69      87,324        .82            .82            5.28
=====================================================================================================

                                                              Ratios/Supplemental Data
                                               -------------------------------------------------------
                                                     Ratios to Average Net Assets
                                                         After Credit/Refund**
                                               ----------------------------------------
                                                Expenses       Expenses             Net      Portfolio
                                               Including      Excluding      Investment       Turnover
                                                Interest(a)    Interest(a)       Income           Rate
-------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                              .68%***        .66%***        5.61%***          2%
2008                                                 .65            .60            4.87             16
2007                                                 .61            .58            4.54             10
2006                                                 .59            .59            4.61              6
2005                                                 .60            .60            4.65              8
2004                                                 .61            .61            4.84             13

MUNICIPAL VALUE 2 (NUW)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                                              .69***         .69***         2.35***          --

MUNICIPAL INCOME (NMI)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                              .83***         .79***         6.04***           5
2008                                                 .85            .74            5.10              8
2007                                                 .84            .73            4.79              6
2006                                                 .73            .73            4.86              6
2005                                                 .77            .77            5.00              7
2004                                                 .81            .81            5.28             14
=======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and legal fee refund, where applicable.

***   Annualized.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended April 30, 2009.

(c) For the period February 25, 2009 (commencement of operations) through April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 49

Annual Investment Management Agreement Approval Process

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Nuveen Municipal Value Fund 2 (the "Fund") is responsible for approving the Fund's advisory arrangements and, at a meeting held on January 27, 2009 (the "Meeting"), the Board Members, including the Board Members who are not parties to the investment management agreement or "interested persons" of any such party (the "Independent Board Members") considered and approved the investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Asset Management ("NAM").

To assist the Board in its evaluation of the Investment Management Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

o     the nature, extent and quality of services expected to be provided by NAM;

o the organization of NAM, including the responsibilities of various departments and key personnel;

o the expertise and background of NAM with respect to the Fund's investment strategy;

o the performance records of NAM and of a similar Nuveen fund (as described below);

o the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers);

o the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable, unaffiliated funds, as well as comparable, affiliated funds;

o the advisory fees NAM assesses to other types of investment products or clients;

o the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable, unaffiliated funds, as well as comparable, affiliated funds; and

o     the soft dollar practices of NAM, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement with NAM for the Fund. As outlined in

50 NUVEEN INVESTMENTS
more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Investment Management Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and NAM's experience with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of NAM's investment personnel. In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars.

                                                           NUVEEN INVESTMENTS 51

Annual Investment Management Agreement
Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement were satisfactory.

B. INVESTMENT PERFORMANCE

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with NAM's performance record on other Nuveen funds. The Fund is expected to be similar to another national municipal closed-end fund launched by Nuveen in 1987. The Board Members had previously been provided with certain performance information for such fund, including net asset value (NAV) performance information for the quarter, year-to-date, one-year, three-year and five-year periods ending September 30, 2008.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds. In this regard, the Independent Board Members noted that there are very few comparable, unaffiliated funds.

     In addition, the Fund was not expected to issue preferred shares; however, the Board Members noted that it may make investments in inverse floating rate securities (including inverse floating rate securities representing interests in so-called "tender option bond trusts" formed by third-party sponsors for the purpose of holding municipal bonds). The Independent Board Members recognized that assets financed through the creation of tender option bond trusts in which the Fund may invest would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund (including proceeds from the Fund's use of financial leverage such as, but not limited to, proceeds from tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities incurred for the express purpose of creating financial leverage). Accordingly, the advisory fees paid to NAM for investment advisory services will be higher if the Fund uses financial leverage, which may create a conflict of interest between NAM and Fund shareholders. This methodology is consistent with that used on Nuveen taxable leveraged funds. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable expense reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

52 NUVEEN INVESTMENTS

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending September 30, 2008. Based on its review, the Independent Board Members

                                                           NUVEEN INVESTMENTS 53

Annual Investment Management Agreement
Approval Process (continued)

     concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

     In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

54 NUVEEN INVESTMENTS

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. APPROVAL

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement should be and was approved on behalf of the Fund.

                                                           NUVEEN INVESTMENTS 55

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will

56 Nuveen Investments
be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           NUVEEN INVESTMENTS 57

Glossary of
Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

58 Nuveen Investments

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 59

Notes

60 Nuveen Investments

Notes

                                                           Nuveen Investments 61

Notes

62 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

NUVEEN FUNDS' QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

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                                                         It's not what you earn,
                                                          it's what you keep.(R)

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-A-0409D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Value Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
    -------------------------------------------------------------------